SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    WARBURG PINCUS EMERGING GROWTH FUND, INC.
                (Name of Registrant as Specified In Its Charter)

        -----------------------------------------------------------------
(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
      (1)    Title of each class of securities to which transaction applies:
      (2)    Aggregate number of securities to which transaction applies:
      (3)    Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)    Proposed maximum aggregate value of transaction:
      (5)    Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)    Amount Previously Paid:
      (2)    Form, Schedule or Registration Statement No.:
      (3)    Filing Party:
      (4)    Date Filed:

                                                                      March 1999

                                 IMPORTANT NEWS
                      FOR WARBURG PINCUS FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund which require a shareholder vote.

Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?

A. Credit Suisse Group ("Credit Suisse") has agreed to acquire Warburg Pincus Asset Management, Inc. ("Warburg"), your Fund's investment adviser, and intends to combine it with its existing U.S. asset management business ("CSAM-U.S.") (together, the "Merger"). CSAM-U.S. is part of Credit Suisse Asset Management ("CSAM"), which is the institutional asset management and mutual fund arm of Credit Suisse, with global assets under management of approximately $210 billion. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products.

         In order for CSAM-U.S. to serve as investment adviser of your Fund following the completion of the Merger, it is necessary for the Fund's shareholders to approve a new investment advisory agreement. If your Fund has a sub-investment advisory agreement to which Warburg currently is a party, it is also necessary that a new sub-investment advisory agreement be approved. The following pages give you additional information on CSAM and the proposed new investment advisory and sub-investment advisory agreements and certain other matters.

         The most important matters to be voted upon by you are approval of the new investment advisory and sub-investment advisory agreements and the election of Board members. You will also be asked to ratify the selection of PricewaterhouseCoopers LLP as your Fund's independent accountants. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, WARBURG OR CREDIT SUISSE, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.       WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT ADVISORY
         AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a shareholder vote to approve a new investment advisory agreement following certain types of business combinations. Credit Suisse's acquisition of Warburg and Warburg's combination with CSAM-U.S. require shareholder approval of a new investment advisory agreement and, where applicable, a new sub-investment advisory agreement with your Fund.

Q.       HOW WILL THE TRANSACTION AFFECT ME AS A
         FUND SHAREHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment advisory agreement and any new sub-investment advisory agreement are the same in all material respects as the current agreements (except that there will be a new investment adviser following the Merger). If shareholders do not approve the new investment advisory agreement and any applicable new sub-investment advisory agreement, the current agreements will terminate upon the closing of the Merger and the governing Board of your Fund will take such action as it deems to be in the best interests of your Fund and its shareholders.

Q.       WHAT ARE THE BENEFITS OF THE MERGER?

A. Warburg believes that the combined Warburg and Credit Suisse asset management business resulting from the Merger will enhance Warburg's current capabilities as a global asset manager. Warburg further believes that the Merger will enable the combined businesses to deliver improved services to you and your Fund and to fulfill its obligations under the new investment advisory agreement and, if applicable, sub-investment advisory agreement consistent with current practices.

Q.       WILL THE INVESTMENT ADVISORY AND SUB-ADVISORY FEES REMAIN THE SAME?

A.       Yes.

Q.       HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Warburg, recommend that you vote in favor of all the proposals on the enclosed proxy card(s).

Q.       WHOM DO I CALL FOR MORE INFORMATION?

A. If you need more information, please call D.F. King & Co., Inc., your Fund's information agent, at 1-800-848-3409.

Q.       HOW CAN I VOTE MY SHARES?

A.       Please choose one of the following options to vote your shares:

         o     By mail, with the enclosed proxy card(s);

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Funds' proxy solicitor, at 1-800-848-3409;

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

         o     In person at the meeting.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.       No, Warburg and Credit Suisse will bear these costs.

Q.       WHAT HAPPENS IF I OWN SHARES IN MORE THAN
         ONE FUND?

A. If you have more than one Fund in an account in your name at the same address, you will receive separate proxy cards for each Fund but only one proxy statement for the account. Please vote all issues on each proxy card that you receive.





               THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.

                              WARBURG PINCUS FUNDS
                              466 LEXINGTON AVENUE
                               NEW YORK, NY 10017


                                                                  March 25, 1999



Dear Shareholder:

        On February 15, 1999 the parent companies of Warburg Pincus Asset Management, Inc. ("Warburg") entered into an agreement with Credit Suisse Group ("Credit Suisse") pursuant to which Credit Suisse will acquire Warburg. Following such acquisition, Credit Suisse intends to combine Warburg with its existing U.S. asset management business. As a result of this two-stage transaction, it is necessary for the shareholders of each of the funds for which Warburg acts as investment adviser, including your Fund, to approve a new investment advisory agreement. If your Fund has a sub-investment advisory agreement to which Warburg currently is a party, it is also necessary to approve a new sub-investment advisory agreement.

        Important facts about the acquisition are:

         o The acquisition has no effect on the number of shares you own or the value of those shares.

         o The contractual advisory fee rates payable by your Fund under its current investment advisory agreement will not increase.

         o The investment objective and policies of your Fund will remain the same.

        Shareholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

        Since all of the funds for which Warburg acts as investment adviser are required to conduct shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

        Your vote is important. PLEASE TAKE A MOMENT NOW TO VOTE, EITHER BY COMPLETING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE, BY TELEPHONE OR THROUGH THE INTERNET. You may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc., or from employees of Warburg reminding you to vote your shares.

Respectfully,



[GENE PODSIADLO SIGNATURE]



Eugene L. Podsiadlo
President

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD, BY TELEPHONE OR THROUGH THE INTERNET TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                              WARBURG PINCUS FUNDS

                          Warburg Pincus Balanced Fund
                    Warburg Pincus Capital Appreciation Fund
                        Warburg Pincus Cash Reserve Fund
                       Warburg Pincus Emerging Growth Fund
                      Warburg Pincus Emerging Markets Fund
                        Warburg Pincus Fixed Income Fund
                     Warburg Pincus Global Fixed Income Fund
                 Warburg Pincus Global Post-Venture Capital Fund
                       Warburg Pincus Growth & Income Fund
                       Warburg Pincus Health Sciences Fund
                     Warburg Pincus Institutional Fund, Inc.
              Warburg Pincus Intermediate Maturity Government Fund
                    Warburg Pincus International Equity Fund
                 Warburg Pincus International Small Company Fund
                        Warburg Pincus Japan Growth Fund
                     Warburg Pincus Japan Small Company Fund
                    Warburg Pincus Major Foreign Markets Fund
               Warburg Pincus New York Intermediate Municipal Fund
                     Warburg Pincus New York Tax Exempt Fund
                    Warburg Pincus Post-Venture Capital Fund
                    Warburg Pincus Small Company Growth Fund
                     Warburg Pincus Small Company Value Fund
                              Warburg Pincus Trust
                             Warburg Pincus Trust II
                   Warburg Pincus WorldPerks Money Market Fund
              Warburg Pincus WorldPerks Tax Free Money Market Fund


                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS


        Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each Warburg Pincus Fund listed above (each a "Fund" and, collectively, the "Funds") will be held jointly at the offices of Warburg Pincus Asset Management, Inc., 466 Lexington Avenue, 12th Floor, New York, NY 10017, on May 21, 1999, at 3:00 p.m., Eastern time, for the following purposes:

         (1) To approve or disapprove a new investment advisory agreement between each Fund and a direct or indirect U.S. investment advisory subsidiary of Credit Suisse Group (the "New Adviser");

         (2)   To elect Directors/Trustees of the Funds;

         (3) For the shareholders of Warburg Pincus Post-Venture Capital Fund, Warburg Pincus Global Post-Venture Capital Fund, the Post-Venture Capital Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust, Warburg Pincus WorldPerks Money Market Fund and Warburg Pincus WorldPerks Tax Free Money Market Fund ONLY: to approve or disapprove a new sub-investment advisory agreement between each Fund, the New Adviser and the relevant sub-investment adviser; and

         (4) To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent accountants for each of the Funds for each Fund's current fiscal year.

        The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

        Holders of record of shares of each Fund at the close of business on March 9, 1999 are entitled to vote at the Special Meeting and at any adjournments thereof. As a convenience to shareholders, you can now vote in any one of four ways:

         o     By mail, with the enclosed proxy card(s);

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Funds' proxy solicitor, at 1-800-848-3409;

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

         o     In person at the meeting.

        In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds or, where applicable, investment portfolios of a Fund (each a "Portfolio" and together with those Funds that do not have any separate investment portfolios, the "Portfolios"), the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter requiring, respectively, a Fund-wide or Portfolio by Portfolio vote will require the affirmative vote of the holders of a majority of the concerned Fund's (for a Fund-wide vote) or, where applicable, the concerned Portfolio's (for a Portfolio by Portfolio vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

        We encourage you to vote by completing and returning your proxy card(s), by telephone or through the Internet. These voting methods will reduce the time and costs associated with the proxy solicitation. Whichever method you choose, please read the full text of the proxy statement before your vote.

                                               By order of the governing Boards,



                                                         [JANNA MANES SIGNATURE]

                                                                     Janna Manes
                                                                       Secretary
March 25, 1999

IMPORTANT--IN ORDER TO AVOID THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS, WE ASK THAT YOU VOTE YOUR SHARES PROMPTLY.

                              WARBURG PINCUS FUNDS

                          Warburg Pincus Balanced Fund
                    Warburg Pincus Capital Appreciation Fund
                        Warburg Pincus Cash Reserve Fund
                       Warburg Pincus Emerging Growth Fund
                      Warburg Pincus Emerging Markets Fund
                        Warburg Pincus Fixed Income Fund
                     Warburg Pincus Global Fixed Income Fund
                 Warburg Pincus Global Post-Venture Capital Fund
                       Warburg Pincus Growth & Income Fund
                       Warburg Pincus Health Sciences Fund
                     Warburg Pincus Institutional Fund, Inc.
              Warburg Pincus Intermediate Maturity Government Fund
                    Warburg Pincus International Equity Fund
                 Warburg Pincus International Small Company Fund
                        Warburg Pincus Japan Growth Fund
                     Warburg Pincus Japan Small Company Fund
                    Warburg Pincus Major Foreign Markets Fund
               Warburg Pincus New York Intermediate Municipal Fund
                     Warburg Pincus New York Tax Exempt Fund
                    Warburg Pincus Post-Venture Capital Fund
                    Warburg Pincus Small Company Growth Fund
                     Warburg Pincus Small Company Value Fund
                              Warburg Pincus Trust
                             Warburg Pincus Trust II
                   Warburg Pincus WorldPerks Money Market Fund
              Warburg Pincus WorldPerks Tax Free Money Market Fund

                              466 LEXINGTON AVENUE
                               NEW YORK, NY 10017

                              JOINT PROXY STATEMENT
GENERAL

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees, as the case may be (the "Board"), of each of the Warburg Pincus Funds listed above (each a "Fund" and, collectively, the "Funds") for use at the Special Meetings of Shareholders of each Fund, to be held jointly at the offices of Warburg Pincus Asset Management, Inc., 466 Lexington Avenue, 12th Floor, New York, NY 10017, on May 21, 1999 at 3:00 p.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is.)

        This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about March 25, 1999 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it on the Internet, by telephone, by mail (addressed to Janna Manes, Secretary of the

Warburg Pincus Funds, c/o Warburg Pincus Asset Management, Inc., 466
Lexington Avenue, New York, NY 10017), in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

         The presence at any Special Meeting, in person or by proxy, of the holders of one-third (one-half in the case of certain Funds and Portfolios) of the shares entitled to be cast of a Fund (for a Fund-wide vote) or an investment portfolio of a Fund (each a "Portfolio" and together with those Funds that do not have any separate investment portfolios, the "Portfolios") (for a Portfolio by Portfolio vote) shall be necessary and sufficient to constitute a quorum for the transaction of business requiring, respectively, Fund-wide or Portfolio by Portfolio voting. The quorum requirement for each Fund and Portfolio is indicated on Exhibit B to this Proxy Statement. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds or, where applicable, Portfolios, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment as to a matter requiring, respectively, a Fund-wide or a Portfolio by Portfolio vote will require the affirmative vote of the holders of a majority of the concerned Fund's (for a Fund-wide vote) or Portfolio's (for a Portfolio by Portfolio vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for that proposal and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

        Proposals 1 and 3 each requires the affirmative vote of a "majority of the outstanding voting securities" of each Portfolio. The terms "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Portfolio present at the meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (2) more than 50% of the outstanding shares of each Portfolio. Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of each Fund voting at the Special Meeting. Approval of Proposal 4 requires the affirmative vote of a majority of the shares of each Fund voting at the Special Meeting.

        Abstentions and broker non-votes will have the effect of a "no" vote for Proposals 1 and 3, which require the approval of a specified percentage of the outstanding shares of each Portfolio, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Portfolio. Abstentions and broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Portfolio present at the Special Meeting with respect to Proposals 1 and 3. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposals 2 and 4, which require the approval of a plurality of the shares of each Fund, and a majority of the shares of each Fund, respectively, voting at the Special Meeting.

        The Portfolios of the Warburg Pincus Trust and Warburg Pincus Trust II (the "Trust Portfolios") offer their shares only to certain insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and tax qualified pension and retirement plans. The shares of the Trust Portfolios are currently held only by Participating Insurance Companies. Under current law, the Participating Insurance Companies are required to solicit voting instructions from variable annuity contract owners who beneficially own shares in any of the Trust Portfolios as of the Record Date (as defined below) and must vote all shares held in the separate account in proportion to the voting instructions received for the Special Meeting, or any adjournment thereof. The Participating Insurance Companies will vote shares of the Trust Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the proposals. Unmarked voting instructions will be voted in favor of the proposals.

        Shareholders of each Portfolio will vote separately with respect to each of Proposals 1 and 3 (if applicable); and shareholders of each Fund will vote together on Proposals 2 and 4.

The following table summarizes those voting requirements:



                                  SHAREHOLDERS             VOTE REQUIRED
                                ENTITLED TO VOTE           FOR APPROVAL
                              --------------------       --------------------
Proposal 1                    Shareholders of each       Approved by a "majority
(Approval of new Investment   Portfolio vote separately  of the outstanding voting
Advisory Agreement)                                      securities" of each
                                                         Portfolio

Proposal 2                    Shareholders of each       Each nominee must be
(Election of Directors/       Fund vote together for     elected by a plurality of
Trustees)                     each nominee (if a Fund    the shares of the Fund
                              has several Portfolios,    voting at the Special
                              shareholders of all        Meeting
                              Portfolios vote together
                              as a single class)

Proposal 3                    Shareholders of each       Approved by a "majority
(Approval of new              Portfolio vote separately  of the outstanding voting
Sub-Investment Advisory                                  securities" of each
Agreement)                                               Portfolio

Proposal 4                    Shareholders of each       Approved by a majority
(Ratification of selection    Fund vote together         of the shares of each
of Accountants)                                          Fund voting at the
                                                         Special Meeting

        Holders of record of the shares of common stock or beneficial interest, as the case may be, of each Portfolio at the close of business on March 9, 1999 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Portfolio as of March 9, 1999.

                                                             NUMBER OF SHARES
                                                                OUTSTANDING
NAME OF THE PORTFOLIO                                       AS OF MARCH 9, 1999
----------------------                                       ------------------
Warburg Pincus Balanced Fund                                      2,614,749
Warburg Pincus Capital Appreciation Fund                         37,732,489
Warburg Pincus Cash Reserve Fund                                400,527,219
Warburg Pincus Emerging Growth Fund                              50,234,561
Warburg Pincus Emerging Markets Fund                              8,141,963
Warburg Pincus Fixed Income Fund                                 41,020,074
Warburg Pincus Global Fixed Income Fund                          14,470,140
Warburg Pincus Global Post-Venture Capital Fund                     327,555
Warburg Pincus Growth & Income Fund                              41,767,596
Warburg Pincus Health Sciences Fund                               4,933,314
Warburg Pincus Institutional Fund, Inc.:
     Emerging Markets Portfolio                                     888,630
     International Equity Portfolio                              62,957,094
     Japan Growth Portfolio                                         161,763
     Post-Venture Capital Portfolio                                 133,554
     Small Company Growth Portfolio                              15,639,696
     Small Company Value Portfolio                                  110,069
     Value Portfolio                                              4,526,751
Warburg Pincus Intermediate Maturity Government Fund              7,040,498
Warburg Pincus International Equity Fund                         72,090,291
Warburg Pincus International Small Company Fund                     214,706
Warburg Pincus Japan Growth Fund                                  5,277,786
Warburg Pincus Japan Small Company Fund                          15,890,620
Warburg Pincus Major Foreign Markets Fund                         4,745,899
Warburg Pincus New York Intermediate Municipal Fund              10,294,827
Warburg Pincus New York Tax Exempt Fund                         175,938,611
Warburg Pincus Post-Venture Capital Fund                          3,392,816
Warburg Pincus Small Company Growth Fund                            440,226
Warburg Pincus Small Company Value Fund                           3,641,682
Warburg Pincus Trust:
     Emerging Markets Portfolio                                     389,843
     Growth & Income Portfolio                                    1,389,264
     International Equity Portfolio                              32,862,594
     Post-Venture Capital Portfolio                               5,174,101
     Small Company Growth Portfolio                              44,124,962

                                                             NUMBER OF SHARES
                                                                OUTSTANDING
NAME OF THE PORTFOLIO                                       AS OF MARCH 9, 1999
------------------------                                    ------------------
Warburg Pincus Trust II:
     Fixed Income Portfolio                                         278,260
     Global Fixed Income Portfolio                                  181,167
Warburg Pincus WorldPerks Money Market Fund                      12,284,353
Warburg Pincus WorldPerks Tax Free Money Market Fund             11,029,904

        Annex I attached hereto sets forth information as of March 9, 1999 regarding the persons known by each Portfolio to beneficially own more than 5% of the outstanding shares of such Portfolio.

        Each Portfolio provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Portfolio and a copy of any more recent semiannual report, without charge, by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.



                           PROPOSAL 1: APPROVAL OF NEW
                          INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

        Warburg currently acts as the investment adviser to each Portfolio pursuant to investment advisory agreements entered into between each Portfolio and Warburg (each a "Current Advisory Agreement" and, collectively, the "Current Advisory Agreements"). On February 15, 1999, the parent companies of Warburg entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement") with Credit Suisse Group ("Credit Suisse"). Under the terms of the Merger Agreement, Credit Suisse will acquire the direct parent company of Warburg (the "Acquisition"). Upon consummation of the Acquisition, Credit Suisse intends to combine Warburg with Credit Suisse's existing U.S. asset management business (the "Reorganization"), and such combined businesses are expected to be conducted by a single direct or indirect wholly-owned U.S. subsidiary of Credit Suisse, which would be organized as a limited liability company or a corporation (the "New Adviser"). Following consummation of the Reorganization, the New Adviser would act as the investment adviser to each Portfolio, as further described below. It is currently anticipated that the New Adviser will operate under the name "Credit Suisse Asset Management" (followed by an indication of its status as a limited liability company or a corporation). However, it is possible that the Acquisition will be consummated but that the Reorganization will be delayed or ultimately not consummated, in which case Warburg (under Credit Suisse ownership) would continue to act as the investment adviser to each Portfolio until such time (if ever) as the Reorganization is consummated. The Acquisition and the Reorganization are together referred to herein as the "Merger". Upon completion of the Reorganization, the headquarters of the New Adviser will be in New York; until completion of the Reorganization, the headquarters of Warburg are expected to remain in New York.

        The Acquisition and the Reorganization are expected to be consummated simultaneously. In such event, consummation of the Merger would constitute a single "assignment," as that term is defined in the 1940 Act, of each Portfolio's Current Advisory Agreement with Warburg. As required by the 1940 Act, each of the Current Advisory Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Merger, a new investment advisory agreement (each a "New Advisory Agreement" and, collectively, the "New Advisory Agreements," together with the Current Advisory Agreements, the "Advisory Agreements") between each Fund and the New Adviser is being proposed for approval by shareholders of each Portfolio to take effect upon consummation of the Acquisition and Reorganization. However, if the Acquisition is consummated but the Reorganization is delayed or not ultimately consummated, each New Advisory Agreement would take effect between the applicable Portfolio and Warburg (under Credit Suisse ownership) upon consummation of the Acquisition, and would remain in effect with Warburg until such time (if ever) as the Reorganization is consummated; approval of a New Advisory Agreement at the Special Meeting will constitute shareholder approval for such New Advisory Agreement to take effect with the New Adviser if the Acquisition and the Reorganization are consummated simultaneously, and to take effect with Warburg if the Acquisition is consummated prior to consummation of the Reorganization.

        In the event that the Acquisition and the Reorganization are not simultaneously consummated, upon consummation of the Reorganization, each New Advisory Agreement would be transferred to the New Adviser as part of the combination of the businesses of Warburg and Credit Suisse's existing U.S. asset management business, and the New Adviser thereafter would act as the investment adviser to each Portfolio pursuant to such New Advisory Agreement. If not consummated simultaneously with the Acquisition, consummation of the Reorganization could be deemed to constitute a second "assignment" of each Portfolio's investment advisory agreement (which would result in its automatic termination, as discussed above); approval of a New Advisory Agreement at the Special Meeting also will constitute shareholder approval for such New Advisory Agreement to take effect with the New Adviser upon consummation of the Reorganization (if consummated) in the event that the Reorganization is consummated after consummation of the Acquisition.

        A copy of the master form of the New Advisory Agreement is attached hereto as Exhibit A. THE NEW ADVISORY AGREEMENT FOR EACH PORTFOLIO IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CORRESPONDING CURRENT ADVISORY AGREEMENT (except that the New Adviser will be the investment adviser following consummation of the

Reorganization). Conforming changes are being recommended to the New Advisory Agreement in order to promote consistency among all of the funds currently advised by Warburg and to permit ease of administration. The material terms of each Current Advisory Agreement are described under "Description of the Current Advisory Agreements" below.

BOARD RECOMMENDATION

        On March 8, 1999, the Board of Directors or Trustees, as the case may be (hereinafter referred to as "Directors"), of each Fund, including the Directors who are not parties to any such agreement or "interested persons" (as defined under the 1940 Act) of any such party (the "Non-interested Directors"), voted unanimously to approve the New Advisory Agreements and to recommend their respective approval to shareholders.

        The Directors of each Fund recommend that the Fund's shareholders vote in favor of the approval of the New Advisory Agreement for each Portfolio.

BOARD EVALUATION

        On February 19, 1999, representatives of Warburg and Credit Suisse met in person with the Non-interested Directors of each Fund. At that time, the representatives described the general terms of the Merger and the anticipated benefits for the Warburg organization and for the Funds and Warburg's other investment advisory clients.

        Credit Suisse subsequently furnished the Non-interested Directors with additional information regarding the Merger, including the terms of the Merger and additional information regarding Credit Suisse and its affiliates, including its existing U.S. asset management business. In a subsequent in person meeting, the Non-interested Directors discussed this information among themselves and with representatives of Warburg and Credit Suisse. They were assisted in their review of this information by their independent legal counsel.

        In the course of these discussions, Warburg advised the Non-interested Directors that it did not expect that the proposed Merger would have a material effect on the operations of the Funds or their shareholders. Warburg has advised the Non-interested Directors that the Merger Agreement, by its terms, does not contemplate any changes in the structure or operations of the Funds (other than certain changes in the Board as discussed under "Proposal 2: Election of Directors/Trustees" below). However, Warburg has advised the Non-interested Directors that, as a result of its operations being combined with Credit Suisse's existing U.S. asset management business, it is possible that changes in certain personnel and service providers currently involved in providing services to the Funds may result from future efforts to combine the strengths and efficiencies of both firms. Senior executives of Warburg are expected to retain similar positions in the combined firm following consummation of the Reorganization. In their discussions with the Non-interested Directors, Warburg and Credit Suisse representatives also emphasized the strengths of the Credit Suisse organization and its commitment to provide the combined asset management organization with the resources necessary to continue to provide high quality services to the Funds and other investment advisory clients of the organization.

        The Board of each Fund was advised that Warburg intends to rely on
Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Acquisition, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Acquisition, each of the Boards, assuming the election of the nominees that shareholders are being asked to elect in "Proposal 2: Election of Directors/Trustees," would be in compliance with this provision of Section 15(f). (See "Proposal 2: Election of Directors/Trustees".) Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for BONA FIDE investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than BONA FIDE ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Merger. Warburg and Credit Suisse have undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Special Meetings as well as other direct fees and expenses incurred by the Funds in connection with the Merger, including the fees and expenses of legal counsel to the Funds and the Non-interested Directors.

        During the course of their deliberations, the Non-interested Directors considered a variety of factors including the nature, quality and extent of the services that Warburg has provided and the New Adviser will provide to the Portfolios; the continuity from and quality of personnel from Warburg to the New Adviser; the increased complexity of the domestic and international securities markets; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Credit Suisse and the continuance of appropriate incentives to assure that the New Adviser will furnish high quality services to the Funds.

        In addition to the foregoing factors, the Non-interested Directors gave careful consideration to the likely impact of the Merger on the Funds and

Warburg's asset management operations. In this regard, the Non-interested Directors considered, among other things, the continuity of the day-to-day management of the Portfolios after the Merger; the maintenance of the identical contractual advisory fee rates; the substantially identical nature of the Current Advisory Agreements to the New Advisory Agreements (other than the change to the New Adviser as the investment adviser upon consummation of the Reorganization); the structure of the Merger; Credit Suisse's commitment to the New Adviser's paying compensation adequate to attract and retain top quality personnel; Credit Suisse's strategy for the development of its asset management business in the United States through the New Adviser; information regarding the financial resources and business reputation of Credit Suisse and its asset management operations; and the complementary nature of various aspects of the current businesses of Warburg and Credit Suisse's asset management business and the intention ultimately to develop a single brand in the U.S. mutual fund business.

        The Non-interested Directors considered the foregoing factors with respect to each of the Portfolios. In their deliberations, the Board of each Fund, including its Non-interested Directors, considered the above factors as they relate to Warburg under the assumption that both the Reorganization is consummated and that, alternatively, it is not.

        On March 8, 1999, the Directors of each Fund, including the Non-interested Directors of each Fund, unanimously approved the New Advisory Agreements.

INFORMATION CONCERNING THE TRANSACTION, CREDIT SUISSE, CSAM AND THE NEW ADVISER

        Under the Merger Agreement, Credit Suisse will pay up to $650 million to Warburg, Pincus Counsellors G.P. ("Counsellors") for Warburg in a combination of cash and Credit Suisse common stock, which includes an initial $450 million payable at closing and additional contingent consideration of up to $200 million payable over three years. Counsellors, 70% of which is owned by Warburg, Pincus & Co. and 30% of which is owned by certain employees of Warburg, is the indirect owner of Warburg.

        The Acquisition is subject to a number of conditions, including (but not limited to) the absence of any judgment or injunction preventing the Acquisition, or any governmental litigation challenging the Acquisition or seeking damages in connection therewith or private litigation that is reasonably likely to succeed on the merits, and the continued accuracy of the representations and warranties contained in the Merger Agreement; the consent to the "assignment" of the advisory agreements resulting from the Acquisition by Warburg advisory clients whose advisory contracts provide for the management of at least $18 billion of assets (excluding for such purpose fluctuations in market value of assets under management subsequent to December 31, 1998) and $13.5 billion of assets (including all fluctuations in market value); the approval of the governing Board and shareholders of each Fund having more than $10 million of net assets of the matters set forth in Proposals 1 and 3 of this proxy statement; no more than 25% of the Directors of any Fund being "interested persons" (as defined in the 1940
Act) of Counsellors, Credit Suisse or their respective affiliates; the contemporaneous consummation of the Private Equity Investment (as described below); Credit Suisse having been granted a perpetual, world-wide, royalty-free license to use the "Warburg Pincus" name in the asset management sector of the financial services industry; and all necessary regulatory approvals. Each of the foregoing conditions may be waived in whole or in part in connection with the consummation of the Acquisition. The Acquisition is expected to close in mid-1999, although there is no assurance that it will be consummated.

        Counsellors and Warburg Pincus Asset Management Holdings, Inc., the parent company of Warburg, have agreed to use their reasonable best efforts to assure, prior to the closing of the Acquisition, the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act with respect to each Fund (see "Board Evaluation" above for Section 15(f) requirements). In addition, the Merger Agreement provides that, as of the closing of the Acquisition, the Board of each Fund shall be composed of eight Directors consisting of one Director selected by Counsellors who is an officer of the parent company of Warburg (who shall be the Vice-Chairman of the Board of such Fund), one Director selected by Credit Suisse, who is an officer of Credit Suisse or one of its subsidiaries (who shall be Chairman of the Board of such Fund) and six Directors who are not "interested persons" of Counsellors, Credit Suisse or their respective affiliates within the meaning of the 1940 Act.

        In addition to acquiring Warburg, Credit Suisse also has agreed to acquire an interest in the private equity business of Warburg, Pincus & Co., the current ultimate parent company of Warburg. Credit Suisse has agreed to purchase a 19.9% passive minority stake in Warburg, Pincus & Co.'s private equity business (the "Private Equity Investment"). Warburg, Pincus & Co. manages over $7 billion in private equity investments, with an additional $5 billion of committed capital available for investment.

        Each of Messrs. John L. Furth and Arnold M. Reichman, current directors of the Funds (Mr. Reichman also being a nominee for Director of the Funds), is a partner of Counsellors and of Warburg, Pincus & Co., the current ultimate parent company of Warburg, and will share in the purchase prices received by Counsellors and Warburg, Pincus & Co. from Credit Suisse in connection with the Acquisition and the Private Equity Investment, respectively.

        The information set forth above concerning the Merger has been provided to the Funds by Warburg, and the information set forth below concerning Credit Suisse and Credit Suisse Asset Management ("CSAM") has been provided to the Funds by Credit Suisse.

Credit Suisse Group

        Credit Suisse Group is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- CSAM (asset management), Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

Credit Suisse Asset Management

        CSAM is the institutional asset management and mutual fund arm of Credit Suisse. CSAM employs approximately 1,600 people worldwide and has global assets under management of approximately $210 billion in multiple product services, including equities, fixed income, derivatives and balanced portfolios. The principal business address of CSAM is Uetlibergstrasse 231, CH 8045, Zurich, Switzerland.

         CSAM's U.S. asset management business, formerly known as BEA Associates, changed its name to CSAM in January 1999 to more accurately reflect its integration into Credit Suisse Asset Management. Together with its predecessor firms, CSAM has been engaged in the investment advisory business in the United States for over 60 years. In the United States, CSAM is an investment manager for corporate and state pensions funds, endowments and other institutions, and has assets under management of approximately $35 billion. The principal business address of CSAM's U.S. operations is 153 East 53rd Street, New York, NY 10022.

        Currently, CSAM is organized as a general partnership with two general partners, Credit Suisse Capital Corp. and Credit Suisse Advisors Corp. As part of the Reorganization, CSAM will reorganize as a limited liability company or a corporation, which will be a direct or indirect wholly-owned U.S. subsidiary of Credit Suisse Group. This entity will be the New Adviser of Funds.

The New Adviser

        William W. Priest will be the Chief Executive Officer of the New Adviser. (See "Proposal 2: Election of Directors/Trustees" for information regarding Mr. Priest.) It is anticipated that the directors of the New Adviser will be Philip Ryan, Agnes Reicke, Hal Liebes and Michael Guarasci, each of whom is currently an executive officer of Credit Suisse and/or its affiliates. The business address for Mr. Ryan is Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ, England. The business address for Ms. Reicke is Uetlibergstrasse 231, CH 8045, Zurich, Switzerland. The business address for Messrs. Liebes and Guarasci is 153 East 53rd Street, New York, NY 10022. The New Adviser will also have an operating committee consisting of senior investment professionals drawn from the combined resources of Warburg and CSAM.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENTS

        Under each Current Advisory Agreement, Warburg provides each Portfolio with ongoing investment advisory services. Warburg (a) manages each Portfolio's assets in accordance with the Portfolio's investment objective and policies as stated in the Portfolio's Prospectus and Statement of Additional Information,
(b) makes investment decisions for the Portfolio and (c) places purchase and sale orders for securities on behalf of the Portfolio1. In providing those services, Warburg provides investment research and supervision of the Portfolio's investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets.

        Under each Current Advisory Agreement, each Portfolio is responsible for expenses other than those incurred by Warburg in performance of its services under the Current Advisory Agreement (which would include fees payable to any investment sub-adviser2) including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of Warburg or any of its affiliates; fees of any pricing service employed to value shares of the Portfolio; Securities and Exchange Commission (the "SEC") fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Portfolio and of the officers or Directors of the Fund; and any extraordinary expenses. Each Portfolio is also responsible for nonrecurring expenses which may arise, including costs of any litigation to which the Portfolio is a party and of indemnifying officers and Directors of the Fund with respect to such litigation and other expenses as determined by the Directors.

        Warburg is responsible for the payment of the compensation and expenses of all Directors, officers and employees of each Fund who are affiliated with Warburg.

        In return for the services provided by Warburg as investment adviser, and the expenses it assumes under each Current Advisory Agreement, each Portfolio pays Warburg an advisory fee at an annual rate based on the Portfolio's average



-------------

  (1) In the case of Warburg Pincus Cash Reserve Fund and Warburg Pincus New York Tax Exempt Fund, Warburg makes only general investment decisions for the Portfolio including decisions concerning (i) the specific types of securities to be held by the Portfolio and the proportion of the Portfolio's assets that should be allocated to such investments during particular market cycles, (ii) the specific issuers whose securities will be purchased or sold by the Portfolio, (iii) the appropriate maturity of its portfolio investments and (iv) the appropriate average weighted maturity of its portfolio in light of current market conditions.

  (2) Except in the case of Warburg Pincus Cash Reserve Fund and Warburg Pincus New York Tax Exempt Fund, where the sub-advisory fees are paid directly by the Fund.

daily net assets. The advisory fee rate for each Portfolio's most recently completed fiscal year, after waivers and/or expense limitations, is set forth in the table below. As of the end of each Portfolio's last fiscal year, each Portfolio had net assets and paid an aggregate advisory fee to Warburg during such period as set forth below. For each Portfolio's current contractual advisory fee rate, see Exhibit B attached to this Proxy Statement.

                                 FISCAL                                AGGREGATE
                                  YEAR          NET       ADVISORY     ADVISORY
           PORTFOLIO              ENDED       ASSETS      FEE RATE     FEE PAID
----------------------------    --------   ------------  ----------  -------------
Warburg Pincus Balanced Fund   10/31/98     $35,709,713       0.43%      $168,189
Warburg Pincus Capital
  Appreciation Fund            10/31/98    $673,493,680       0.70%    $4,861,495
Warburg Pincus Cash
  Reserve Fund                 12/31/98    $429,977,982       0.20%    $1,059,673
Warburg Pincus Emerging
  Growth Fund                  10/31/98  $1,843,544,087       0.90%   $18,191,066
Warburg Pincus Emerging
  Markets Fund                 10/31/98     $60,214,544       0.63%      $617,226
Warburg Pincus Fixed Income
  Fund                         10/31/98    $426,594,201       0.46%    $1,660,357
Warburg Pincus Global Fixed
  Income Fund                  10/31/98    $160,648,445       0.55%      $990,043
Warburg Pincus Global Post-
  Venture Capital Fund         10/31/98      $3,662,297       0%               $0
Warburg Pincus Growth &
  Income Fund                  10/31/98    $800,205,636       0.75%    $6,112,330
Warburg Pincus Health
  Sciences Fund                10/31/98     $64,336,090       0.71%      $306,871
Warburg Pincus
Institutional Fund, Inc.:
   Emerging Markets Portfolio  10/31/98     $23,426,522       0.96%      $300,838
   International Equity
     Portfolio                 10/31/98  $1,019,241,760       0.67%    $8,000,412
   Japan Growth Portfolio      10/31/98      $1,475,800       0%               $0
   Post-Venture Capital
     Portfolio                 10/31/98      $1,180,152       0%               $0
   Small Company
     Growth Portfolio          10/31/98    $194,163,769       0.72%    $1,615,828
   Small Company
     Value Portfolio           10/31/98      $1,783,869       0%               $0
   Value Portfolio             10/31/98     $58,910,087       0.36%      $184,664
Warburg Pincus Intermediate
  Maturity Government Fund     10/31/98     $78,211,724       0.20%      $108,969
Warburg Pincus International
  Equity Fund                  10/31/98  $1,583,939,442       1.00%   $21,710,859
Warburg Pincus International
  Small Company Fund           10/31/98      $1,242,153       0%               $0
Warburg Pincus Japan
  Growth Fund                  10/31/98     $40,540,193       0.85%      $295,908
Warburg Pincus Japan Small
  Company Fund                 10/31/98     $37,299,689       0.56%      $237,435

                                      -14-

                                 FISCAL                                AGGREGATE
                                  YEAR          NET       ADVISORY     ADVISORY
           PORTFOLIO              ENDED       ASSETS      FEE RATE     FEE PAID
----------------------------    --------   ------------  ----------  -------------
Warburg Pincus Major Foreign
  Markets Fund                 10/31/98     $39,021,044       0.03%        $5,985
Warburg Pincus New York
  Intermediate Municipal Fund  10/31/98    $106,922,397       0.33%      $319,390
Warburg Pincus New York Tax
  Exempt Fund                  12/31/98    $174,743,183       0.20%      $307,690
Warburg Pincus Post-Venture
  Capital Fund                 10/31/98     $68,914,697       0.85%      $792,485
Warburg Pincus Small Company
  Growth Fund                  10/31/98      $4,543,683       0%               $0
Warburg Pincus Small Company
  Value Fund                   10/31/98     $80,370,895       0.99%    $1,514,140
Warburg Pincus Trust:
   Emerging Markets Portfolio  12/31/98      $2,695,772       0%               $0
   Growth & Income Portfolio   12/31/98     $14,380,769       0%               $0
   International Equity
     Portfolio                 12/31/98    $360,124,458       1.00%    $3,689,492
   Post-Venture Capital
     Portfolio                 12/31/98     $62,055,074       1.08%      $476,111
   Small Company Growth
     Portfolio                 12/31/98    $734,902,165       0.90%    $6,094,569
Warburg Pincus Trust II:
   Fixed Income Portfolio      12/31/98      $2,827,196       0%               $0
   Global Fixed Income
     Portfolio                 12/31/98      $1,790,442       0%               $0
Warburg Pincus WorldPerks
  Money Market Fund            12/31/98     $12,925,506       0%               $0
Warburg Pincus WorldPerks Tax
  Free Money Market Fund       12/31/98     $10,588,560       0%               $0


        Each Current Advisory Agreement further provides that Warburg shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Warburg in the performance of its duties or from reckless disregard by Warburg of its obligations and duties under such agreement.

        Each Current Advisory Agreement may be terminated without penalty upon ninety (90) days' written notice by Warburg and upon sixty (60) days' written notice by the Fund. Each Portfolio may agree to terminate its Current Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Portfolio, or by a vote of the Board. As stated above, each Current Advisory Agreement automatically terminates in the event of its assignment.

        Warburg, CSAM and the relevant sub-advisers intend to apply for an exemptive order from the SEC which, if granted, would permit the New Advisory Agreements and sub-investment advisory agreements between each of the Portfolios and the New Adviser to go into effect without shareholder approval beginning on the consummation of the Merger and continuing for a period of up to 150 days, through the date on which each of the new agreements are approved or disapproved by the respective shareholders of each Portfolio. It is expected that the terms of the exemptive order, if granted, would allow the New Adviser to receive advisory fees pursuant to the New Advisory Agreements, provided that such fees would be held in escrow pending shareholder approval for the agreements.

        Warburg has acted as the investment adviser for each Portfolio since each Portfolio commenced operations, except as shown below. Also shown below is the date of each Current Advisory Agreement, the date when each Current Advisory Agreement was last approved by the Directors and the shareholders of each Portfolio and the date to which each Current Advisory Agreement was last continued. Each Current Advisory Agreement was submitted to shareholders prior to its becoming effective, as required by the 1940 Act.


                                                                  DATE LAST APPROVED BY
                                                                    ------------------
                                                          DATE OF                         DATE
                                           COMMENCEMENT   ADVISORY             SHARE-   CONTINUED
        PORTFOLIO                          OF OPERATIONS* AGREEMENT  DIRECTORS HOLDERS     TO
----------------------------------------------------------------------------------------------------
Warburg Pincus Balanced Fund                     10/6/88    3/4/96    3/8/99   2/28/96    4/17/00
Warburg Pincus Capital Appreciation Fund         8/17/87   7/10/87    3/8/99   1/20/87    4/17/00
Warburg Pincus Cash Reserve Fund                 4/16/85   4/16/85    3/8/99   4/16/85    4/17/00
Warburg Pincus Emerging Growth Fund              1/21/88   1/21/88    3/8/99   1/19/88    4/17/00
Warburg Pincus Emerging Markets Fund            12/30/94  12/30/94    3/8/99  10/18/94    4/17/00
Warburg Pincus Fixed Income Fund                 8/17/87   7/10/87    3/8/99   1/20/87    4/17/00
Warburg Pincus Global Fixed Income Fund          11/1/90   11/1/90    3/8/99    9/1/90    4/17/00
Warburg Pincus Global Post
   -Venture Capital Fund                         9/30/96    7/1/97    3/8/99    7/1/97    4/17/00
Warburg Pincus Growth & Income Fund              10/6/88    3/4/96    3/8/99   2/28/96    4/17/00
Warburg Pincus Health Sciences Fund             12/31/96  12/31/96    3/8/99  12/12/96    4/17/00
Warburg Pincus Institutional Fund, Inc.:
  Emerging Markets Portfolio                     9/30/96   9/30/96    3/8/99   7/23/96    4/17/00
  International Equity Portfolio                  9/1/92    9/1/92    3/8/99   5/13/92    4/17/00
  Japan Growth Portfolio                        10/31/97  10/31/97    3/8/99   7/30/97    4/17/00
  Post-Venture Capital Portfolio                10/31/97  10/31/97    3/8/99   7/30/97    4/17/00
  Small Company Growth Portfolio                12/29/95  12/29/95    3/8/99  12/29/95    4/17/00
  Small Company Value Portfolio                 10/31/97  10/31/97    3/8/99   7/30/97    4/17/00
  Value Portfolio                                6/30/97   6/30/97    3/8/99   1/15/97    4/17/00
Warburg Pincus Intermediate Maturity
  Government Fund                                8/22/88   8/22/88    3/8/99   7/19/88    4/17/00
Warburg Pincus International Equity Fund          5/2/89   4/17/89    3/8/99   4/12/89    4/17/00
Warburg Pincus International Small Company Fund  5/29/98   5/29/98    3/8/99    4/3/98    4/17/00
Warburg Pincus Japan Growth Fund                12/29/95  12/24/95    3/8/99   12/5/95    4/17/00
Warburg Pincus Japan Small Company Fund          9/30/94   9/27/94    3/8/99   9/21/94    4/17/00
Warburg Pincus Major Foreign Markets Fund        3/31/97   3/31/97    3/8/99   3/31/97    4/17/00
Warburg Pincus New York Intermediate
   Municipal Fund                                 4/1/87    4/1/87    3/8/99   1/20/87    4/17/00
Warburg Pincus New York Tax Exempt Fund          4/18/85   4/17/85    3/8/99   4/17/85    4/17/00
Warburg Pincus Post-Venture Capital Fund         9/29/95    7/1/97    3/8/99    7/1/97    4/17/00
Warburg Pincus Small Company Growth Fund        12/31/96  12/31/96    3/8/99  12/12/96    4/17/00
Warburg Pincus Small Company Value Fund         12/29/95  12/29/95    3/8/99   12/5/95    4/17/00
Warburg Pincus Trust:
  Emerging Markets Portfolio                    12/31/97    7/2/96    3/8/99   4/16/96    4/17/00
  Growth & Income Portfolio                     10/31/97  10/10/97    3/8/99   7/30/97    4/17/00
  International Equity Portfolio                 6/30/95   6/20/95    3/8/99    6/9/95    4/17/00
  Post-Venture Capital Portfolio                 9/30/96    7/1/97    3/8/99    7/1/97    4/17/00
  Small Company Growth Portfolio                 6/30/95   6/30/95    3/8/99    6/9/95    4/17/00
Warburg Pincus Trust II:
  Fixed Income Portfolio                         3/31/97   1/15/97    3/8/99   1/15/97    4/17/00
  Global Fixed Income Portfolio                  3/31/97   1/15/97    3/8/99   1/15/97    4/17/00
Warburg Pincus WorldPerks Money Market Fund      10/1/98   9/30/98    3/8/99   7/20/98    4/17/00
Warburg Pincus WorldPerks Tax Free Money
  Market Fund                                    10/1/98   9/30/98    3/8/99   7/20/98    4/17/00

-------------

* Warburg commenced providing investment advisory services for Warburg Pincus Balanced and Warburg Pincus Growth & Income Funds on September 30, 1994 and January 1, 1992, respectively.

THE NEW ADVISORY AGREEMENTS

        Shareholders are not being asked to approve or disapprove the Merger; rather, they are being asked only to approve or disapprove the New Advisory Agreements for the Portfolios. OTHER THAN IDENTIFICATION OF THE NEW ADVISER AND THE EXECUTION AND TERMINATION DATES, THE NEW ADVISORY AGREEMENTS ARE SUBSTANTIALLY SIMILAR TO THE CURRENT ADVISORY AGREEMENTS. IN PARTICULAR, THE CONTRACTUAL ADVISORY FEE RATES CHARGED TO THE PORTFOLIOS WILL NOT BE CHANGED.

        The New Advisory Agreement for each Portfolio will be dated as of the date of the consummation of the Acquisition, which is expected to occur in mid-1999. Each New Advisory Agreement will be in effect for an initial two-year term ending on the second anniversary of the Acquisition, and may continue thereafter from year to year with respect to a Portfolio only if specifically approved at least annually by the Board of a relevant Fund or by the vote of "a majority of the outstanding voting securities" of each Portfolio, and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that shareholders of a Portfolio do not approve the New Advisory Agreement, the corresponding Current Advisory Agreement will remain in effect until the closing of the Acquisition, at which time it would terminate. In such event, the Board of the relevant Fund will take such action as it deems to be in the best interests of the relevant Portfolio and its shareholders. In the event the Acquisition is not consummated, Warburg will continue to provide services to each Portfolio in accordance with the terms of each Current Advisory Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors.

DIFFERENCES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS

        THE NEW ADVISORY AGREEMENTS ARE SUBSTANTIALLY THE SAME AS THE CURRENT ADVISORY AGREEMENTS IN ALL MATERIAL RESPECTS (EXCEPT THAT THE NEW ADVISER WILL BECOME A PARTY TO THE NEW ADVISORY AGREEMENTS FOLLOWING THE CONSUMMATION OF THE REORGANIZATION (IF CONSUMMATED)). The principal changes that have been made are summarized below. The New Advisory Agreements reflect conforming changes that have been made in order to promote consistency among all Funds currently advised by Warburg and to permit ease of administration. For example, the New Advisory Agreements expressly grant the New Adviser the authority to exercise voting rights with respect to portfolio securities, to engage and monitor sub-advisers for the Portfolio and to negotiate brokerage commissions on behalf of the Portfolio. These rights were not expressly provided in all of the Current Advisory Agreements.

        In addition, each New Advisory Agreement would change the provisions governing the use of the Warburg Pincus name and expand such provisions to permit certain uses of the name Credit Suisse. Pursuant to a License Agreement to be entered into among Warburg, Pincus & Co., Credit Suisse and other parties thereto, Credit Suisse will be granted by Warburg, Pincus & Co. an exclusive license of the rights to use and sublicense the names "Warburg Pincus" and derivations and abbreviations thereof in the asset management sector of the financial services industry (together the "Warburg Marks"). Under each New Advisory Agreement, each Fund, with respect to each of its Portfolios, if any, has the nonexclusive right to use one or more of the Warburg Marks and the name "Credit Suisse" and derivations and abbreviations thereof (together the "CS Marks") as part of its name or the names of certain classes of its shares, as applicable, and to use the Warburg Marks and the CS Marks in the Fund's investment products and services. This license continues only as long as the New Advisory Agreement is in place, and with respect to the Warburg Marks only as long as Credit Suisse continues to be a licensee of the Warburg Marks as described above. As a condition of the license, each Fund, on behalf of each of its Portfolios, if any, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Warburg Marks or the CS Marks or any ownership by Warburg, Pincus & Co. of the Warburg Marks or Credit Suisse of the CS Marks, and the obligation to use the names within commercially reasonable standards of quality. In the event the New Advisory Agreement is terminated, each Fund, on behalf of each of its Portfolios, if any, must not use a name likely to be confused with those associated with the Warburg Marks or the CS Marks.

WARBURG AND CERTAIN AFFILIATES

        Warburg is a professional investment firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1999, Warburg managed approximately $21.8 billion of assets, including approximately $10.2 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co., which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of Warburg, Pincus & Co., may be deemed to control both Warburg, Pincus & Co. and Warburg. Warburg's principal business address is 466 Lexington Avenue, New York, NY 10017.

        CO-ADMINISTRATORS. Each Portfolio employs Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolio including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Fund. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets, exclusive of out-of-pocket expenses.

        Each Portfolio employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Portfolio's net asset value, provides accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation, each Portfolio pays PFPC a fee calculated as set forth below, exclusive of out-of-pocket expenses. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, DE 19809.

                                             PFPC
NAME OF PORTFOLIO                            CO-ADMINISTRATION FEE SCHEDULE
---------------                              ----------------------------
Warburg Pincus Balanced Fund                 First $500 million at 15 basis points
Warburg Pincus Growth & Income Fund          Next $1 billion at 10 basis points
Warburg Pincus Trust - Growth & Income       Over $1.5 billion at 5 basis points
     Portfolio

Warburg Pincus Capital Appreciation Fund     First $500 million at 10 basis points
Warburg Pincus Emerging Growth Fund          Next $1 billion at 7.5 basis points
Warburg Pincus Health Sciences Fund          Over $1.5 billion at 5 basis points
Warburg Pincus Institutional Fund, Inc.:
     Post-Venture Capital Portfolio
     Small Company Growth Portfolio
     Small Company Value Portfolio
     Value Portfolio
Warburg Pincus Post-Venture Capital Fund
Warburg Pincus Small Company Growth Fund
Warburg Pincus Small Company Value Fund
Warburg Pincus Trust:
     Post-Venture Capital Portfolio
     Small Company Growth Portfolio
Warburg Pincus WorldPerks Money Market Fund
Warburg Pincus WorldPerks Tax Free Money Market Fund


                                      -20-

                                             PFPC
NAME OF PORTFOLIO                            CO-ADMINISTRATION FEE SCHEDULE
---------------                              ----------------------------
Warburg Pincus Emerging Markets Fund         First $250 million at 12 basis points
Warburg Pincus Global Post-Venture           Next $250 million at 10 basis points
     Capital Fund                            Next $250 million at 8 basis points
Warburg Pincus Institutional Fund, Inc.:     Over $750 million at 5 basis points
     Emerging Markets Portfolio
     International Equity Portfolio
     Japan Growth Portfolio
Warburg Pincus International Equity Fund
Warburg Pincus International Small
     Company Fund
Warburg Pincus Japan Growth Fund
Warburg Pincus Japan Small Company Fund
Warburg Pincus Major Foreign Markets Fund
Warburg Pincus Trust:
     Emerging Markets Portfolio
     International Equity Portfolio

Warburg Pincus Cash Reserve Fund             25 basis points
Warburg Pincus New York Tax Exempt
     Fund

Warburg Pincus Fixed Income Fund             5 basis points
Warburg Pincus Global Fixed Income Fund
Warburg Pincus Intermediate Maturity
     Government Fund
Warburg Pincus New York Intermediate
     Municipal Fund
Warburg Pincus Trust II:
     Fixed Income Portfolio
     Global Fixed Income Portfolio

        DISTRIBUTOR. Counsellors Securities Inc. ("Counsellors Securities") serves as distributor of the shares of each Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and its principal business address is at 466 Lexington Avenue, New York, NY 10017. Counsellors Securities receives a fee at an annual rate equal to 0.25% of the average daily net assets of certain Portfolios' Common Shares and up to 0.75% (currently 0.50%) of the average daily net assets of a Portfolio's Advisor Shares for distribution services, pursuant to a shareholder servicing and distribution plan (the "12b-1 Plan") adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under the 12b-1 Plan may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares or the Advisor Shares, as the case may be, and ongoing servicing and/or maintenance of the accounts of the respective class of shareholders of the Portfolio.



                                                     AGGREGATE        AGGREGATE
                                                    FEE PAID TO      FEE PAID TO
                                                    COUNSELLORS      COUNSELLORS
                                                      SERVICE        SECURITIES
                                      FISCAL        DURING LAST      DURING LAST
           PORTFOLIO                YEAR ENDED      FISCAL YEAR      FISCAL YEAR
-----------------------------     --------------  --------------    ------------
Warburg Pincus Balanced Fund           10/31/98         $38,982          $97,887
Warburg Pincus Capital
   Appreciation Fund                   10/31/98        $694,499         $166,239
Warburg Pincus Cash
   Reserve Fund                        12/31/98        $519,004               $0
Warburg Pincus Emerging
   Growth Fund                         10/31/98      $2,021,230       $1,957,786
Warburg Pincus Emerging
   Markets Fund                        10/31/98         $98,604         $247,287
Warburg Pincus Fixed
   Income Fund                         10/31/98        $359,847           $8,768
Warburg Pincus Global Fixed
   Income Fund                         10/31/98        $181,107          $38,716
Warburg Pincus Global Post-Venture
   Capital Fund                        10/31/98          $3,489           $8,724
Warburg Pincus Growth
   & Income Fund                       10/31/98        $849,366         $502,703
Warburg Pincus Health
   Sciences Fund                       10/31/98         $43,240         $108,100
Warburg Pincus Institutional
   Fund, Inc.:
      Emerging Markets Portfolio       10/31/98         $31,433               $0
      International Equity Portfolio   10/31/98      $1,188,965               $0
      Japan Growth Portfolio           10/31/98          $1,414               $0
      Post-Venture Capital Portfolio   10/31/98          $1,622               $0
      Small Company Growth Portfolio   10/31/98        $223,614               $0
      Small Company Value Portfolio    10/31/98          $6,181               $0
      Value Portfolio                  10/31/98         $50,950               $0

                                                     AGGREGATE        AGGREGATE
                                                    FEE PAID TO      FEE PAID TO
                                                    COUNSELLORS      COUNSELLORS
                                                      SERVICE        SECURITIES
                                      FISCAL        DURING LAST      DURING LAST
           PORTFOLIO                YEAR ENDED      FISCAL YEAR      FISCAL YEAR
-----------------------------     --------------  --------------    ------------
Warburg Pincus Intermediate
   Maturity Government Fund            10/31/98         $54,802              $17
Warburg Pincus International
   Equity Fund                         10/31/98      $2,171,086       $1,982,695
Warburg Pincus International
   Small Company Fund                  10/31/98            $457           $1,143
Warburg Pincus Japan Growth
   Fund                                10/31/98         $35,042          $87,669
Warburg Pincus Japan Small
   Company Fund                        10/31/98         $42,122         $105,308
Warburg Pincus Major Foreign
   Markets Fund                        10/31/98         $23,200           $2,142
Warburg Pincus New York
   Intermediate Municipal Fund         10/31/98         $96,633               $0
Warburg Pincus New York Tax
   Exempt Fund                         12/31/98        $157,551               $0
Warburg Pincus Post-Venture
   Capital Fund                        10/31/98         $93,788         $234,763
Warburg Pincus Small Company
   Growth Fund                         10/31/98         $10,574               $0
Warburg Pincus Small Company
   Value Fund                          10/31/98        $153,007         $382,903
Warburg Pincus Trust:
      Emerging Markets Portfolio       12/31/98          $1,409               $0
      Growth & Income Portfolio        12/31/98          $7,835               $0
      International Equity Portfolio   12/31/98        $368,949               $0
      Post-Venture Capital Portfolio   12/31/98         $45,364               $0
      Small Company Growth Portfolio   12/31/98        $677,174               $0
Warburg Pincus Trust II:
      Fixed Income Portfolio           12/31/98          $1,324               $0
      Global Fixed Income Portfolio    12/31/98          $1,679               $0
Warburg Pincus WorldPerks
   Money Market Fund                   12/31/98              $0           $7,419
Warburg Pincus WorldPerks Tax
   Free Money Market Fund              12/31/98              $0           $6,932


        Counsellors Service is expected to continue to provide services to the Portfolios under the current arrangements if the New Advisory Agreements are approved. However, upon or shortly following the closing of the Acquisition, Counsellors Securities is expected to cease to be the principal underwriter of each Portfolio and will no longer perform certain other distribution services due to restrictions imposed by regulations applicable to Credit Suisse and its subsidiaries under the Bank Holding Company Act of 1956, as amended. Such discontinuation of Counsellors Securities' services may be delayed for an initial period if appropriate regulatory approvals are received which will provide the Funds with additional time to select an appropriate new principal underwriter. During any such period, Counsellors Securities would be expected to continue to serve under the current arrangements.

        Exhibit C sets forth the fees and other information regarding other U.S. registered investment companies advised by Warburg or CSAM.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

        In selecting brokers and dealers with which to place portfolio transactions for a Portfolio, neither Warburg nor the New Adviser will consider sales of shares of funds currently advised by either of them, although each may place such transactions with brokers and dealers that sell shares of funds currently advised by either of them. Allocation of Fund portfolio transactions is supervised by Warburg. The Portfolios currently do not execute portfolio transactions through Counsellors Securities or any other affiliate of Warburg. Following the closing of the Acquisition, the Portfolios may be authorized to execute portfolio transactions through Credit Suisse First Boston, an affiliate of CSAM, or another Credit Suisse affiliated broker-dealer (including Counsellors Securities), subject to compliance with the 1940 Act.

REQUIRED VOTE

        Approval of the New Advisory Agreement for any Portfolio requires the affirmative vote of a "majority of the outstanding voting securities," as defined above, of the Portfolio. The Directors of each Fund, including the Non-interested Directors, unanimously recommend that the shareholders of each Portfolio vote in favor of this Proposal 1.

                             PROPOSAL 2: ELECTION OF
                        DIRECTORS/TRUSTEES FOR EACH FUND

        At the Special Meeting, eight (8) Directors are to be elected who will constitute the Board of each Fund. For election of Directors at the Special Meeting, each Fund's Board has approved the nomination of the following individuals: William W. Priest, Arnold M. Reichman, Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., Steven N. Rappaport and Alexander B. Trowbridge. The election of Messrs. Priest, Francis, Pasman and Rappaport to a Fund's Board will take effect only upon the closing of the Acquisition (assuming Proposal 1 is approved by such Fund, or at least one Portfolio of such Fund, where applicable); the election of Messrs. Reichman, Fritz, Garten and Trowbridge will be immediately effective in any event as they currently are members of each Board, although Messrs. Reichman and Garten have not previously been presented to shareholders of certain Funds. Effective upon the closing of the Acquisition, assuming Proposal 1 is approved by a Fund (or at least one Portfolio of such Fund, where applicable), each of Richard N. Cooper, John L. Furth and Thomas A. Melfe will resign as current Directors of such Fund.

        The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner resigns, dies or is removed as provided in the organizational documents of each Fund.

        Each of the nominees has indicated that he is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors may recommend.

        The following table sets forth certain information concerning the current Directors and the nominees. Unless otherwise noted, each of the Directors and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.



                                    NOMINEES

                                         PRESENT OFFICE WITH THE FUNDS
                                        (DATE NOMINEE BECAME DIRECTOR),
                                             PRINCIPAL OCCUPATION OR
                                                 EMPLOYMENT AND
 NAME (AGE)                                       DIRECTORSHIPS
-------------------               ---------------------------------------------

William W. Priest* (56)           Nominee for Director of the Funds;
c/o Credit Suisse Asset           Chairman- Management Committee, Chief
  Management                      Executive Officer and Executive Director of
153 East 53rd Street              CSAM (U.S.) since 1990; Director of TIG
New York, NY 10022                Holdings, Inc.; Director of other investment
                                  companies advised by CSAM.

Arnold M. Reichman *+ (50)        Director of the Funds since February 8, 1996;
c/o Warburg Pincus Asset          Managing Director and Chief Operating
  Management, Inc.                Officer of Warburg; Associated with Warburg
466 Lexington Avenue              since 1984; Director of the RBB Fund, Inc.
New York, NY 10017-3147           since July 1991; Officer of Counsellors
                                  Securities and other companies affiliated with Warburg; Director/Trustee of other investment companies in the Warburg Pincus family of funds.

                                          PRESENT OFFICE WITH THE FUNDS
                                         (DATE NOMINEE BECAME DIRECTOR),
                                              PRINCIPAL OCCUPATION OR
                                                  EMPLOYMENT AND
 NAME (AGE)                                        DIRECTORSHIPS
-------------------               ---------------------------------------------

Richard H. Francis (65)           Nominee for Director of the Funds; Currently
40 Grosvenor Road                 retired; Executive Vice President and Chief
Short Hills, NJ 07078             Financial Officer of Pan Am Corporation and
                                  Pan American World Airways, Inc. from 1988 to 1991; Director of one other investment company advised by CSAM; Director of The
                                  Infinity Mutual Funds, BISYS Group
                                  Incorporated.

Jack W. Fritz (71)                Director of the Funds since their inception;
2425 North Fish Creek Road        Private investor; Consultant and Director of
P.O. Box 483                      Fritz Broadcasting, Inc. and Fritz
Wilson, WY 83014                  Communications; Director of Advo, Inc.;
                                  Director/Trustee of other investment
                                  companies in the Warburg Pincus family of funds.

Jeffrey E. Garten (52)            Director of the Funds since February 6, 1998;
Box 208200                        Dean of Yale School of Management and
New Haven, CT 06520-8200          William S. Beinecke Professor in the Practice
                                  of International Trade and Finance;
                                  Undersecretary of Commerce for International
                                  Trade from November 1993 to October 1995.

James S. Pasman, Jr. (68)         Nominee for Director of the Funds; Currently
29 The Trillium                   retired; President and Chief Operating Officer
Pittsburgh, PA 15238              of National InterGroup, Inc. from April 1989
                                  to March 1991; Chairman of Permian Oil Co.
                                  from April 1989 to March 1991; Director of two other investment companies advised by CSAM; Director of Education Management
                                  Corp., Tyco International Ltd.; Trustee, BT
                                  Insurance Funds Trust.

                                           PRESENT OFFICE WITH THE FUNDS
                                          (DATE NOMINEE BECAME DIRECTOR),
                                               PRINCIPAL OCCUPATION OR
                                                   EMPLOYMENT AND
 NAME (AGE)                                         DIRECTORSHIPS
-------------------                ---------------------------------------------

Steven N. Rappaport (49)           Nominee for Director of the Funds; President
c/o Loanet, Inc.                   of Loanet, Inc. since 1997; Executive Vice
153 East 53rd Street,              President of Loanet, Inc. from 1994 to 1997;
Suite 5500                         Director, President, North American
New York, NY 10022                 Operations, and former Executive Vice
                                   President from 1992 to 1993 of Worldwide
                                   Operations of Metallurg Inc.; Executive Vice
                                   President, Telerate, Inc. from 1987 to 1992;
                                   Partner in the law firm of Hartman & Craven until 1987; Director of other investment companies advised by CSAM.

Alexander B. Trowbridge (69)       Director of the Funds since their inception;
1317 F Street, N.W.,               Currently retired; President of Trowbridge
5th Floor                          Partners, Inc. from January 1990 to November
Washington, DC 20004               1996; Director or Trustee of New England Life
                                   Insurance Co., ICOS Corporation, The Rouse
                                   Company, Harris Corp., The Gillette Co.,
                                   Sunoco, Inc. and IRI International, Inc.;
                                   Director/Trustee of other investment
                                   companies in the Warburg Pincus family
                                   of funds.





















-------------

* Nominees considered by the Funds and their counsel to be "interested persons" (as defined in the 1940 Act) of the Funds or of their investment adviser because of their employment by Warburg or CSAM.

+ Mr. Reichman, as a partner of Counsellors and of Warburg, Pincus & Co., the current ultimate parent company of Warburg, will share in the purchase prices received by Counsellors and Warburg, Pincus & Co. from Credit Suisse in connection with the Acquisition and the Private Equity Investment, respectively.

                 CURRENT DIRECTORS NOT STANDING FOR RE-ELECTION:

                                           PRESENT OFFICE WITH THE FUNDS
                                          (DATE NOMINEE BECAME DIRECTOR),
                                               PRINCIPAL OCCUPATION OR
                                                   EMPLOYMENT AND
 NAME (AGE)                                         DIRECTORSHIPS
-------------------                ---------------------------------------------

Richard N. Cooper* (64)            Director of the Funds since their inception;
c/o Harvard University             Professor at Harvard University; National
1737 Cambridge Street              Intelligence Council from June 1995 until
Cambridge, MA 02138                January 1997; Director or Trustee of
                                   CircuitCity Stores, Inc. and Phoenix Home
                                   Mutual Life Insurance Company;
                                   Director/Trustee of other investment
                                   companies in the Warburg Pincus family
                                   of funds.

John L. Furth*+ (68)               Director of the Funds since their inception;
c/o Warburg Pincus Asset           Chairman of the Board of the Funds and
  Management, Inc.                 Warburg and Managing Director of Warburg;
466 Lexington Avenue               Associated with Warburg since 1970; Director
New York, NY 10017-3147            of other companies affiliated with Warburg;
                                   Chairman of the Board of Directors/Trustees of other investment companies in the Warburg
                                   Pincus family of funds.

Thomas A. Melfe* (67)              Director of the Funds since their inception;
c/o Piper & Marbury, L.L.P         Partner in the law firm of Piper & Marbury,
1251 Avenue of the Americas        L.L.P.; Partner in the law firm of Donovan
29th Floor                         Leisure Newton & Irvine from April 1984 to
New York, NY 10020-1104            April 1998; Chairman of the Board, Municipal
                                   Fund for New York Investors, Inc.; Director/
                                   Trustee of other investment companies in the Warburg Pincus family of funds.









-------------

* Directors considered by the Funds and their counsel to be "interested persons" (as defined in the 1940 Act) of the Funds or of their investment adviser. Mr. Furth is considered an "interested person" because of his employment by Warburg. Mr. Cooper is considered an "interested person" because he provides economic consulting services to a controlling person of Warburg. Mr. Melfe is considered an "interested person" of Warburg Pincus Intermediate Maturity Government Fund and Warburg Pincus Global Fixed Income Fund because his law firm provided certain legal services to these Funds within the past two fiscal years of the Funds.

+ Mr. Furth, as a partner of Counsellors and of Warburg, Pincus & Co., the current ultimate parent company of Warburg, will share in the purchase prices received by Counsellors and Warburg, Pincus & Co. from Credit Suisse in connection with the Acquisition and the Private Equity Investment, respectively.

        The table below sets forth the number of shares of each Portfolio owned directly or beneficially by the nominees to and Directors of the relevant Board and the executive officers of each Fund as of March 9, 1999. Nominees or Directors who do not own any Shares have been omitted from the table. Portfolios which are not owned by any nominees, Directors or executive officers also have been omitted from the table.


                                                       NUMBER OF     PERCENTAGE
                                                        SHARES           OF
         PORTFOLIO                 NAME OF           BENEFICIALLY    OUTSTANDING
           NAME               DIRECTOR/NOMINEE         OWNED (1)       SHARES
----------------------     -----------------------   -------------   -----------

Warburg Pincus             Current Directors/
  Balanced Fund            executive officers
                           as a group                      556             *

Warburg Pincus Capital     A.M. Reichman                 7,305             *
  Appreciation Fund        J.W. Fritz                   35,754             *
                           J.L. Furth                      737             *
                           T.A. Melfe                   15,853             *

                           Current Directors/
                           executive officers
                           as a group                   62,287             *

Warburg Pincus Cash        A.M. Reichman                 1,080             *
  Reserve Fund             J.W. Fritz                  192,576             *
                           J.L. Furth                    1,061             *

                           Current Directors/
                           executive officers
                           as a group                  288,157             *

Warburg Pincus Emerging    A.M. Reichman                16,159             *
  Growth Fund              J.W. Fritz                   12,413             *
                           R.N. Cooper                   5,046             *
                           J.L. Furth                      286             *
                           T.A. Melfe                    5,265             *

                           Current Directors/
                           executive officers
                           as a group                   57,984             *

Warburg Pincus Emerging    Current Directors/
  Markets Fund             executive officers
                           as a group                    4,940             *

Warburg Pincus Fixed       J.W. Fritz                   77,698             *
  Income Fund              J.L. Furth                    3,057             *
                           T.A. Melfe                   52,594             *

                                                       NUMBER OF     PERCENTAGE
                                                        SHARES           OF
         PORTFOLIO                 NAME OF           BENEFICIALLY    OUTSTANDING
           NAME               DIRECTOR/NOMINEE         OWNED (1)       SHARES
----------------------     -----------------------   -------------   -----------

                           Current Directors/
                           executive officers
                           as a group                  133,350             *

Warburg Pincus Global      J.L. Furth                      467             *
  Fixed Income Fund
                           Current Directors/
                           executive officers
                           as a group                      850             *

Warburg Pincus Global      Current Directors/
  Post-Venture             executive officers
  Capital Fund             as a group                       61             *

Warburg Pincus Growth      J.W. Fritz                   21,953             *
  & Income Fund            J.L. Furth                      344             *
                           T.A. Melfe                    9,794             *

                           Current Directors/
                           executive officers
                           as a group                   35,336             *

Warburg Pincus Health      J.W. Fritz                    6,251             *
  Sciences Fund
                           Current Directors/
                           executive officers
                           as a group                    6,393             *

Warburg Pincus             Current Directors/
  Intermediate Maturity    executive officers
  Government Fund          as a group                    4,690             *

Warburg Pincus             A.M. Reichman                 7,320             *
  International            R.N. Cooper                   6,646             *
  Equity Fund              J.L. Furth                      491             *

                           Current Directors/
                           executive officers
                           as a group                   30,802             *

Warburg Pincus             A.M. Reichman                 7,288             *
Japan Growth Fund
                           Current Directors/
                           executive officers
                           as a group                   41,227             *

                                                       NUMBER OF     PERCENTAGE
                                                        SHARES           OF
         PORTFOLIO                 NAME OF           BENEFICIALLY    OUTSTANDING
           NAME               DIRECTOR/NOMINEE         OWNED (1)       SHARES
----------------------     -----------------------   -------------   -----------

Warburg Pincus Japan       Current Directors/
  Small Company Fund       executive officers
                           as a group                    4,324             *

Warburg Pincus Major       A.M. Reichman                   962             *
  Foreign Markets Fund     T.A. Melfe                   17,883             *

                           Current Directors/
                           executive officers
                           as a group                   18,845             *

Warburg Pincus New         J.L. Furth                   50,615             *
  York Intermediate
  Municipal Fund           Current Directors/
                           executive officers
                           as a group                   50,615             *

Warburg Pincus             A.M. Reichman               483,817             *
  New York Tax
  Exempt Fund              Current Directors/
                           executive officers
                           as a group                  483,817             *

Warburg Pincus Post-       R.N. Cooper                   8,283             *
  Venture Capital Fund
                           Current Directors/
                           executive officers
                           as a group                   31,825             *

Warburg Pincus Small       Current Directors/
Company Growth Fund        executive officers
                           as a group                    6,312           1.4%

Warburg Pincus Small       Current Directors/
Company Value Fund         executive officers
                           as a group                    2,827             *









-------------

(1) The information as to beneficial ownership is based on statements furnished to the Funds by each Director, nominee and executive officer. Each individual listed above has sole voting and investment power with respect to shares deemed to be beneficially owned by him/her, except in certain instances where the individual may share voting and investment power with spouse and/or other immediate family members.

*   Less than 1% of the total shares outstanding of such Portfolio.

        The table below sets forth the aggregate number of shares, and percentage of the outstanding shares of certain Portfolios owned by certain accounts on March 9, 1999 for which Warburg acts as investment adviser. Lionel
I. Pincus may be deemed to be a beneficial owner of such shares by virtue of his indirect ownership interest in Warburg but disclaims any beneficial ownership in such shares.



                                                                     PERCENTAGE
                                                     NUMBER           OF SHARES
                                                    OF SHARES        OUTSTANDING
                                                      AS OF             AS OF
NAME OF PORTFOLIO                                 MARCH 9, 1999     MARCH 9, 1999
---------------------------------               ----------------   --------------
Warburg Pincus Balanced Fund                         28,052                   1.07%
Warburg Pincus Capital Appreciation Fund         18,206,634                  48.25%
Warburg Pincus Cash Reserve Fund                210,307,053                  52.51%
Warburg Pincus Emerging Growth Fund               4,913,833                   9.78%
Warburg Pincus Emerging Markets Fund                534,282                   6.65%
Warburg Pincus Fixed Income Fund                 15,034,834                  36.65%
Warburg Pincus Global Fixed Income Fund              67,315                   0.46%
Warburg Pincus Global Post-Venture
     Capital Fund                                   154,295                  47.11%
Warburg Pincus Growth & Income Fund               3,047,186                   7.30%
Warburg Pincus Health Sciences Fund                 982,955                  19.93%
Warburg Pincus Institutional Fund, Inc.:
          Emerging Markets Portfolio                416,172                  46.83%
          International Equity Portfolio          4,647,824                   7.38%
          Japan Growth Portfolio                    161,755                 100.00%
          Post-Venture Capital Portfolio            131,674                  98.59%
          Small Company Growth Portfolio          1,136,293                   7.27%
          Small Company Value Portfolio             109,337                  99.35%
          Value Portfolio                         1,232,173                  27.21%
Warburg Pincus Intermediate Maturity
     Government Fund                              2,962,656                  42.08%
Warburg Pincus International Equity Fund          3,126,483                   4.34%
Warburg Pincus International Small
     Company Fund                                    80,403                   0.52%
Warburg Pincus Japan Growth Fund                     34,073                   0.65%
Warburg Pincus Japan Small Company Fund              19,649                   0.12%
Warburg Pincus Major Foreign Markets Fund         3,218,897                  67.83%
Warburg Pincus New York Intermediate
     Municipal Fund                               7,444,467                  72.31%

                                      -32-

                                                                     PERCENTAGE
                                                     NUMBER           OF SHARES
                                                    OF SHARES        OUTSTANDING
                                                      AS OF             AS OF
NAME OF PORTFOLIO                                 MARCH 9, 1999     MARCH 9, 1999
---------------------------------               ----------------   --------------
Warburg Pincus New York Tax Exempt Fund          78,746,888                  44.76%
Warburg Pincus Post-Venture Capital Fund            283,842                   8.37%
Warburg Pincus Small Company Growth Fund            191,905                  43.59%
Warburg Pincus Small Company Value Fund             523,363                  14.37%
Warburg Pincus Trust:
          Emerging Markets Portfolio                100,000                  25.65%
          Growth & Income Portfolio                   9,507                   0.68%
          International Equity Portfolio              5,348                   0.02%
          Small Company Growth Portfolio              5,000                   0.01%
Warburg Pincus Trust II:
          Fixed Income Portfolio                     62,760                  22.55%
          Global Fixed Income Portfolio             181,159                 100.00%
Warburg Pincus WorldPerks Money Market Fund         101,833                   0.83%
Warburg Pincus WorldPerks Tax Free
     Money Market Fund                              100,991                   0.92%


        To the best of each Fund's knowledge, as of March 9, 1999, no person owned beneficially more than 5% of any Portfolio's outstanding shares except as stated above or in Annex I.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

        The Board of Directors of each Fund is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Warburg. These Non-interested Directors have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.

        Each Board meets in person at least quarterly to review the investment performance of the Portfolios and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Non-interested Directors review the fees paid to Warburg and its affiliates for investment advisory services and administrative and distribution services.

        The Board of each Fund has both an Audit Committee and a Nominating Committee, the responsibilities of which are described below.

AUDIT COMMITTEE

        The Board of each Fund has an Audit Committee consisting of Messrs. Cooper, Fritz, Garten, Melfe and Trowbridge. The Audit Committee reviews with management and the independent accountants for each Portfolio, among other things, the scope of the audit and the internal controls for each Portfolio and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each Portfolio to the Board and, in general, considers and reports to the Board on matters regarding each Portfolio's accounting and bookkeeping practices.

NOMINATING COMMITTEE

        The Board of each Fund has a Nominating Committee consisting of all the Non-interested Directors. The Committee is charged with the duty of making all nominations of Non-interested Directors and consideration of other related matters. Shareholders' recommendations as to nominees received by Fund management would be referred to the Committee for its consideration and action.

        The following chart sets forth the number of meetings of the Board, the Audit Committee and the Nominating Committee of each Fund during the calendar year 1998.

                   NUMBER OF BOARD AND COMMITTEE MEETINGS HELD
                          DURING THE CALENDAR YEAR 1998


                                           BOARD OF       AUDIT      NOMINATING
                                           DIRECTORS    COMMITTEE     COMMITTEE
         NAME OF PORTFOLIO                 MEETINGS     MEETINGS       MEETINGS
------------------------------------     ------------ ------------  ------------

Warburg Pincus Balanced Fund                   5            2             1
Warburg Pincus Capital Appreciation Fund       5            2             1
Warburg Pincus Cash Reserve Fund               5            2             1
Warburg Pincus Emerging Growth Fund            5            2             1
Warburg Pincus Emerging Markets Fund           5            2             1
Warburg Pincus Fixed Income Fund               5            2             1
Warburg Pincus Global Fixed Income Fund        6            2             1
Warburg Pincus Global Post-Venture
     Capital Fund                              5            2             1
Warburg Pincus Growth & Income Fund            5            2             1
Warburg Pincus Health Sciences Fund            5            2             1

                                           BOARD OF       AUDIT      NOMINATING
                                           DIRECTORS    COMMITTEE     COMMITTEE
         NAME OF PORTFOLIO                 MEETINGS     MEETINGS       MEETINGS
------------------------------------     ------------ ------------  ------------

Warburg Pincus Institutional Fund, Inc.        6            2             1
Warburg Pincus Intermediate Maturity
     Government Fund                           5            2             1
Warburg Pincus International Equity Fund       5            2             1
Warburg Pincus International Small
     Company Fund                              2            1             0
Warburg Pincus Japan Growth Fund               5            2             1
Warburg Pincus Japan Small Company Fund        6            2             1
Warburg Pincus Major Foreign Markets Fund      5            2             1
Warburg Pincus New York Intermediate
     Municipal Fund                            5            2             1
Warburg Pincus New York Tax Exempt Fund        5            2             1
Warburg Pincus Post-Venture Capital Fund       5            2             1
Warburg Pincus Small Company
     Growth Fund                               6            2             1
Warburg Pincus Small Company Value Fund        6            2             1
Warburg Pincus Trust                           6            2             1
Warburg Pincus Trust II                        6            2             1
Warburg Pincus WorldPerks Money
     Market Fund                               1            1             0
Warburg Pincus WorldPerks Tax Free
     Money Market Fund                         1            1             0


        Each incumbent Director attended at least 75% of the total number of Board meetings and meetings of committees on which he served during each Fund's last full fiscal year.

EXECUTIVE OFFICERS

              The following persons are executive officers of each of the Funds:

                                           PRESENT OFFICE WITH THE FUNDS
                                           (YEAR FIRST BECAME AN OFFICER);
                                              PRINCIPAL OCCUPATION OR
 NAME (AGE)                                      EMPLOYMENT (1)(2)
-------------------------           ------------------------------------------

Eugene L. Podsiadlo (42)            PRESIDENT (1994)
466 Lexington Avenue                Managing Director of Warburg; Associated
New York, NY 10017-3147             with Warburg since 1991; Officer of
                                    Counsellors Securities and of other
                                    companies affiliated with Warburg and
                                    investment companies in the Warburg Pincus family of funds.

Steven B. Plump (40)                EXECUTIVE VICE PRESIDENT (1998)
466 Lexington Avenue                Senior Vice President of Warburg; Associated
New York, NY 10017-3147             with Warburg since 1995; Associated with
                                    Chemical Investment Services and its
                                    affiliates from 1993 until 1995; Officer of other investment companies in the Warburg
                                    Pincus
                                    family of funds.

Stephen Distler (45)                VICE PRESIDENT (1985)
466 Lexington Avenue                Managing Director of Warburg; Associated
New York, NY 10017-3147             with Warburg since 1984; Officer of
                                    Counsellors Securities and of other
                                    companies affiliated with Warburg and
                                    investment companies in the Warburg Pincus of funds.

Lynn Martin (46)                    VICE PRESIDENT OF WARBURG PINCUS
466 Lexington Avenue                EMERGING GROWTH FUND, WARBURG PINCUS
New York, NY 10017-3147             GLOBAL POST-VENTURE CAPITAL FUND, WARBURG
                                    PINCUS POST-VENTURE CAPITAL FUND, WARBURG
                                    PINCUS SMALL COMPANY GROWTH FUND, WARBURG
                                    PINCUS SMALL COMPANY VALUE FUND, WARBURG
                                    PINCUS INSTITUTIONAL FUND, INC. AND WARBURG
                                    PINCUS TRUST ONLY (1998) Managing Director of Warburg; Associated with Warburg since
                                    1992.

                                          PRESENT OFFICE WITH THE FUNDS
                                          (YEAR FIRST BECAME AN OFFICER);
                                             PRINCIPAL OCCUPATION OR
 NAME (AGE)                                     EMPLOYMENT (1)(2)
-------------------------          ------------------------------------------

Janna Manes, Esq. (31)             VICE PRESIDENT AND SECRETARY (1996)
466 Lexington Avenue               Vice President, Secretary and General Counsel
New York, NY 10017-3147            of Warburg; Associated with Warburg since
                                   1996; Associated with the law firm of
                                   Willkie Farr & Gallagher from 1993 to 1996;
                                   Officer of Counsellors Securities and of other companies affiliated with Warburg and investment companies in the Warburg Pincus family of funds.

Howard Conroy, CPA (45)            VICE PRESIDENT AND CHIEF FINANCIAL
466 Lexington Avenue               OFFICER (1996)
New York, NY 10017-3147            Vice President of Warburg; Associated
                                   with Warburg since 1992; Officer of
                                   Counsellors Securities and of other
                                   companies affiliated with Warburg and
                                   investment companies in the Warburg
                                   Pincus family of funds.

Daniel S. Madden, CPA (33)         TREASURER AND CHIEF ACCOUNTING
466 Lexington Avenue               OFFICER (1996)
New York, NY 10017-3147            Vice President of Warburg; Associated
                                   with Warburg since 1995; Associated
                                   with BlackRock Financial Management,
                                   Inc. from September 1994 to October
                                   1996; Associated with CSAM from April
                                   1993 to September 1994; Officer of other investment companies in the Warburg Pincus family of funds.



        It is presently contemplated that certain of the executive officers of the Funds may change and that additional executive officers may be added following consummation of the Acquisition, subject in each case to Board approval and compliance with any restrictions imposed by regulations applicable to Credit Suisse and its subsidiaries under the Bank Holding Company Act of 1956, as amended.


-------------

(1) Unless otherwise stated, all of the executive officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) Unless otherwise stated, all of the executive officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

COMPENSATION OF DIRECTORS AND OFFICERS

        Each Fund pays each Director who is not an employee of Warburg an annual fee and an annual Audit Committee fee plus specified amounts for Board meetings attended and compensates him for out-of-pocket expenses related to Fund business.

        Warburg supervises each Portfolio's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of each Fund and receives an advisory fee for its services. Several of each Fund's officers and Directors are also officers, Directors, employees or indirect shareholders of Warburg and participate in the fees paid to that firm, although each such Fund makes no direct payments to them.

        The following Compensation Table provides in tabular form the following data:

         Column (1) Name of each Fund from which each Director receives compensation.

         Column (2) Aggregate compensation received by each Director of each Fund during the calendar year 1998 and total compensation received by each Director from the 39 investment companies comprising the Warburg Pincus Funds (collectively, the "Fund Complex") during the calendar year 1998.

        The Directors do not receive any pension or retirement benefits from any Fund in the Fund Complex.

                               COMPENSATION TABLE

                                         AGGREGATE COMPENSATION (2)
                     ----------------------------------------------------------------------
     NAME OF            RICHARD N.    DONALD    JACK W.  JEFFREY E.  THOMAS A. ALEXANDER B.
     FUND (1)            COOPER      DONAHUE    FRITZ     GARTEN      MELFE    TROWBRIDGE
----------------     ----------------------------------------------------------------------
Warburg Pincus
 Balanced Fund           $1,900      $  475     $2,150     $1,675    $2,150      $2,250
Warburg Pincus Capital
 Appreciation Fund       $2,400      $  600     $2,650     $2,050    $2,650      $2,750
Warburg Pincus Cash
 Reserve Fund            $4,400      $1,100     $4,900     $3,800    $4,900      $5,000
Warburg Pincus
 Emerging Growth Fund    $2,400      $  600     $2,650     $2,050    $2,650      $2,750
Warburg Pincus
 Emerging Markets Fund   $1,900      $  475     $2,150     $1,675    $2,150      $2,250
Warburg Pincus Fixed
 Income Fund             $2,400      $  600     $2,650     $2,050    $2,650      $2,750
Warburg Pincus Global
 Fixed Income Fund       $2,650      $  600     $2,900     $2,300    $1,700      $2,750
Warburg Pincus Global
 Post-Venture Capital
 Fund                    $1,900      $  475     $2,150     $1,675    $2,150      $2,250
Warburg Pincus Growth
 & Income Fund           $1,900      $  475     $2,150     $1,675    $2,150      $2,250
Warburg Pincus Health
 Sciences Fund           $1,900      $  475     $2,150     $1,675    $2,150      $2,250

                                      -38-

                                         AGGREGATE COMPENSATION (2)
                     ----------------------------------------------------------------------
     NAME OF            RICHARD N.    DONALD    JACK W.  JEFFREY E.  THOMAS A. ALEXANDER B.
     FUND (1)            COOPER      DONAHUE    FRITZ     GARTEN      MELFE    TROWBRIDGE
----------------     ----------------------------------------------------------------------
Warburg Pincus
 Institutional Fund, Inc. $2,150    $  475     $2,400    $1,925      $2,400      $2,250
Warburg Pincus
 Intermediate Maturity
 Government Fund          $2,400    $  600     $2,650    $2,050      $1,450      $2,750
Warburg Pincus
 International Equity
 Fund                     $2,400    $  600     $2,650    $2,050      $2,650      $2,750
Warburg Pincus
 International Small
 Company Fund             $ 500     $    0     $  500    $ 500       $  500      $  500
Warburg Pincus Japan
 Growth Fund              $2,150    $  475     $2,400    $1,675      $2,400      $2,500
Warburg Pincus Japan
 Small Company Fund       $1,900    $  475     $2,150    $1,675      $2,150      $2,250
Warburg Pincus Major
 Foreign Markets Fund     $1,900    $  475     $2,150    $1,675      $2,150      $2,250
Warburg Pincus New
 York Intermediate
 Municipal Fund           $2,400    $  600     $2,650    $2,050      $2,650      $2,750
Warburg Pincus New
 York Tax Exempt Fund     $4,400    $1,100     $4,900    $3,800      $4,900      $5,000
Warburg Pincus Post-
 Venture Capital Fund     $1,900    $  475     $2,150    $1,675      $2,150      $2,250
Warburg Pincus Small
 Company Growth Fund      $2,150    $  475     $2,400    $1,925      $2,400      $2,250
Warburg Pincus Small
 Company Value Fund       $2,150    $  475     $2,400    $1,925      $2,400      $2,250
Warburg Pincus Trust      $2,150    $  475     $2,400    $1,925      $2,400      $2,250
Warburg Pincus Trust II   $2,150    $  475     $2,400    $1,925      $2,400      $2,250
Warburg Pincus
 WorldPerks Money
 Market Fund              $ 250     $    0     $  250    $ 250       $  250      $  250
Warburg Pincus
 WorldPerks Tax Free
 Money Market Fund        $ 250     $    0     $  250    $ 250       $  250      $  250
------------------------------------------------------------------------------------------------
Total Compensation from
 the Funds and Fund Complex
 paid to each Director    $56,600   $13,525    $63,100   $49,325     $60,700     $64,000

         Arnold M. Reichman and John L. Furth receive compensation from affiliates of Warburg and, accordingly, receive no compensation from the Fund or any other investment company in the Fund Complex.

REQUIRED VOTE

        Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes of each Fund cast at the Special Meeting in person or by proxy. This means that the eight nominees receiving the largest number of votes will be elected. The Directors of each Fund, including the Non-interested Directors, unanimously recommend that the shareholders of each Fund vote in favor of each of the nominees listed in this Proposal 2.

                           PROPOSAL 3: APPROVAL OF NEW
                        SUB-INVESTMENT ADVISORY AGREEMENT

        As investment adviser to Warburg Pincus WorldPerks Money Market, Warburg Pincus WorldPerks Tax Free Money Market, Warburg Pincus Post-Venture Capital and Warburg Pincus Global Post-Venture Capital Funds and the Post-Venture Capital Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust, Warburg is a party to the sub-investment advisory agreement that each such Fund (a "Sub-Advised Fund") has entered into with the relevant sub-investment adviser (each, a "Current Sub-Advisory Agreement"). The sub-adviser to Warburg Pincus WorldPerks Money Market and Warburg Pincus WorldPerks Tax Free Money Market Funds is BlackRock Institutional Management Corporation ("BlackRock"); and the sub-adviser to the Warburg Pincus Post-Venture Capital and Warburg Pincus Global Post-Venture Capital Funds and the Post-Venture Capital Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust is Abbott Capital Management, LLC ("Abbott"). Abbott and Blackrock are each herein referred to as the Sub-Adviser, as applicable. The Merger has no effect on either BlackRock or Abbott or on the services that they are and have been providing to the Sub-Advised Funds.

        As is the case with the Current Advisory Agreements, consummation of the Acquisition would constitute an "assignment" of the Current Sub-Advisory Agreements, as that term is defined in the 1940 Act, merely because Warburg is a party to them, and, if later consummated, consummation of the Reorganization could be deemed to constitute a second "assignment". As a result, each Current Sub-Advisory Agreement will terminate upon consummation of the Merger and, therefore, in anticipation of the Merger a new sub-investment advisory agreement (each a "New Sub-Advisory Agreement" and collectively, the "New Sub-Advisory Agreements") among each Sub-Advised Fund, the New Adviser and the relevant sub-adviser is being proposed for approval by shareholders of each Sub-Advised Fund to take effect upon consummation of the Acquisition and Reorganization.

        However, if the Acquisition is consummated but the Reorganization is delayed or not ultimately consummated, each New Sub-Advisory Agreement would take effect between the applicable Sub-Adviser and Warburg (under Credit Suisse ownership) upon consummation of the Acquisition, and would remain in effect with Warburg until such time (if ever) as the Reorganization is consummated; approval of a New Sub-Advisory Agreement at the Special Meeting will constitute shareholder approval for such New Sub-Advisory Agreement to take effect with the New Adviser if the Acquisition and the Reorganization are consummated simultaneously, and to take effect with Warburg if the Acquisition is consummated prior to consummation of the Reorganization.

        In the event that the Acquisition and the Reorganization are not simultaneously consummated, upon consummation of the Reorganization, each New Sub-Advisory Agreement would be transferred to the New Adviser as part of the combination of the businesses of Warburg and Credit Suisse's existing U.S.

asset management business. If not consummated simultaneously with the Acquisition, consummation of the Reorganization could be deemed to constitute a second "assignment" of each Sub-Advised Fund's sub-investment advisory agreement (which would result in its automatic termination, as discussed above); approval of a New Sub-Advisory Agreement at the Special Meeting also will constitute shareholder approval for such New Sub-Advisory Agreement to take effect with the New Adviser upon consummation of the Reorganization (if consummated) in the event that the Reorganization is consummated after consummation of the Acquisition.

        A copy of the master form of the New Sub-Advisory Agreement for BlackRock Sub-Advised Funds is attached hereto as Exhibit D-1 and that for the Abbott Sub-Advised Funds is attached hereto as Exhibit D-2. THE NEW SUB-ADVISORY AGREEMENT FOR EACH SUB-ADVISED FUND IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CORRESPONDING CURRENT SUB-ADVISORY AGREEMENT (except that the New Adviser will be the investment adviser thereunder following the consummation of the Reorganization (if consummated)). The material terms of each current Sub-Advisory Agreement are described under "Description of the Current Sub-Advisory Agreements" below.

BOARD EVALUATION AND RECOMMENDATION

        At the same time and in the same manner that the Board of each Fund considered the New Advisory Agreements, the relevant Boards considered the New Sub-Advisory Agreements. (See "Board Evaluation" under "Proposal 1: Approval of New Investment Advisory Agreement".) Since neither of the Sub-Advisers nor the services they perform nor the compensation they receive will be affected by the Merger, no considerations arise with regard to approval of the New Sub-Advisory Agreements that are not also present for the New Advisory Agreements.

        Each of Messrs. John L. Furth and Arnold M. Reichman, current directors of Funds (Mr. Reichman also being a nominee for Director of the Funds), is a partner of Counsellors and of Warburg, Pincus & Co., the current ultimate parent company of Warburg, and will share in the purchase prices received by Counsellors and Warburg, Pincus & Co. from Credit Suisse in connection with the Acquisition and the Private Equity Investment, respectively.

        On March 8, 1999, the Directors of each relevant Fund, including the Non-interested Directors of each relevant Fund, unanimously approved the New Sub-Advisory Agreements.

DESCRIPTION OF THE CURRENT SUB-ADVISORY AGREEMENTS

        Under the Current Sub-Advisory Agreements entered into with BlackRock, BlackRock supervises the day-to-day operations of and provides ongoing investment advisory services to each Sub-Advised Fund. BlackRock (a) provides investment research and credit analysis concerning the Sub-Advised Fund's investments, (b) conducts a continual program of investment of the Sub-Advised

Fund's assets, (c) places orders for all purchases and sales of the investments made for the Fund and (d) maintains the books and records required in connection with its duties thereunder.

        Under the Current Sub-Advisory Agreements entered into with Abbott, Abbott provides each Sub-Advised Fund with ongoing specialized investment advisory services. Abbott (a) determines whether to purchase, retain or sell interests in United States or foreign private investment vehicles which invest in debt and equity securities of companies in the venture-capital and post-venture-capital stages of development or companies engaged in special situations or changes in corporate control, including buyouts, (b) authorizes the execution and orders for the execution of the foregoing investments on behalf of the Sub-Advised Fund, (c) assists the custodian and accounting agent of the Sub-Advised Fund to determine or confirm the value of these investments,
(d) monitors the execution of orders for the purchase or sale of these investments and the settlement and clearance of these orders, (e) exercises voting rights in respect of these investments, and (d) provides reports to the Sub-Advised Fund's Board. In providing these services, Abbott may contract at its own expense with third parties for the acquisition of research.

        In return for the services provided by the Sub-Adviser as sub-investment adviser, and the expenses it assumes under each Current Sub-Advisory Agreement, Warburg pays the Sub-Adviser an advisory fee which is accrued daily and payable monthly to BlackRock and quarterly to Abbott out of the advisory fee that Warburg receives from the relevant Sub-Advised Fund.

        Each Current Sub-Advisory Agreement further provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Sub-Advised Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under such agreement.

        Each Current Sub-Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by the Sub-Adviser, the Sub-Advised Fund or Warburg.* Each Sub-Advised Fund may agree to terminate its Current
Sub-Advisory Agreement either by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Sub-Advised Fund. As stated above, each Current Sub-Advisory Agreement automatically terminates in the event of its assignment.

        Each Sub-Adviser has acted as the sub-investment adviser for each Sub-Advised Fund since each Sub-Advised Fund commenced operations, except as shown below. Also shown below is the date of each Current Sub-Advisory



-------------

* In the case of the Current Sub-Advisory Agreements with BlackRock, the Sub-Advised Fund can terminate the agreements immediately.

Agreement, the date when each Current Sub-Advisory Agreement was last approved by the Board and the shareholders of each Sub-Advised Fund and the date to which each Current Sub-Advisory Agreement was last continued. Each Current Sub-Advisory Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.

                                                                  DATE LAST APPROVED BY
                                                                  ---------------------
                                                         DATE OF                            DATE
                                        COMMENCEMENT    ADVISORY                SHARE-    CONTINUED
          FUND                          OF OPERATIONS* AGREEMENT   DIRECTORS    HOLDERS       TO
------------------------------------------------------------------------------------------------------
Warburg Pincus Global Post-Venture
  Capital Fund                              9/30/96      7/1/97      3/8/99      7/1/97    4/17/00
Warburg Pincus Institutional Fund, Inc.
  - Post-Venture Capital Portfolio         10/31/97    10/31/97      3/8/99    10/31/97    4/17/00
Warburg Pincus Post-Venture Capital Fund    9/29/95      7/1/97      3/8/99      7/1/97    4/17/00
Warburg Pincus Trust
  - Post-Venture Capital Portfolio          9/30/96      7/1/97      3/8/99      7/1/97    4/17/00
Warburg Pincus WorldPerks
  Money Market Fund                         10/1/98     9/30/98      3/8/99     9/30/98    4/17/00
Warburg Pincus WorldPerks Tax Free
  Money Market Fund                         10/1/98     9/30/98      3/8/99     9/30/98    4/17/00

THE NEW SUB-ADVISORY AGREEMENTS

        Shareholders of the Sub-Advised Funds are not being asked to approve or disapprove the Merger; rather, they are being asked only to approve or disapprove the New Sub-Advisory Agreements for the relevant Portfolios. OTHER THAN THE EXECUTION AND TERMINATION DATES AND THE IDENTIFICATION OF THE NEW ADVISER AS THE INVESTMENT ADVISER THEREUNDER FOLLOWING THE CONSUMMATION OF THE REORGANIZATION (IF CONSUMMATED), THE NEW SUB-ADVISORY AGREEMENTS ARE SUBSTANTIALLY IDENTICAL TO THE CURRENT SUB-ADVISORY AGREEMENTS. IN PARTICULAR, THE SUB-ADVISORY FEES WILL CONTINUE TO BE PAID BY NEW ADVISER RATHER THAN BY THE SUB-ADVISED FUND.

        The New Sub-Advisory Agreement for each Fund will be dated as of the date of the consummation of the Merger, which is expected to occur in mid-1999. Each New Sub-Advisory Agreement will be in effect for an initial two-year term ending on the second anniversary of the Acquisition, and may continue thereafter from year to year only if specifically approved at least annually by the Board or by the vote of "a majority of the outstanding voting securities" of each Sub-Advised Fund, and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that shareholders of a Sub-Advised Fund do not approve the New Sub-Advisory Agreement, the corresponding Current Sub-Advisory Agreement will remain in effect until the closing of the Acquisition, at which time it would terminate. In such event, the Board of the relevant Sub-Advised Fund will take such action as it deems to be in the best interests of the relevant Sub-Advised Fund and its shareholders. In the



-------------

* Abbott commenced providing investment advisory services for Warburg Pincus Post-Venture Capital Fund on May 28, 1996.

event the Acquisition is not consummated, each Sub-Adviser will continue to provide services to each Sub-Advised Fund in accordance with the terms of each Current Sub-Advisory Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors.

DIFFERENCES BETWEEN THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

        THE NEW SUB-ADVISORY AGREEMENTS ARE SUBSTANTIALLY THE SAME AS THE CURRENT SUB-ADVISORY AGREEMENTS IN ALL MATERIAL RESPECTS (EXCEPT THAT THE NEW ADVISER WILL BECOME A PARTY TO THE NEW SUB-ADVISORY AGREEMENTS FOLLOWING THE CONSUMMATION OF THE REORGANIZATION (IF CONSUMMATED)).

REQUIRED VOTE

        Approval of the New Sub-Advisory Agreement for any Sub-Advised Fund requires the affirmative vote of a "majority of the outstanding voting securities," as defined above, of the Portfolio. The Directors of each Sub-Advised Fund, including the Non-interested Directors, unanimously recommend that the shareholders of each relevant Sub-Advised Fund vote in favor of this Proposal 3.

                      PROPOSAL 4: RATIFICATION OR REJECTION
                   OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors of each of the Funds, including a majority of the Non-interested Directors, has selected PricewaterhouseCoopers LLP to act as independent accountants for each of the Portfolios for each Portfolio's current fiscal year. PricewaterhouseCoopers LLP are independent accountants and have advised the Portfolios that they have no direct financial interest or material indirect financial interest in the Portfolios. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

REQUIRED VOTE

        Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes of each Fund cast at the Special Meeting in person or by proxy. The Directors of each Fund unanimously recommend that the shareholders of each Fund vote in favor of this Proposal 4.

                             ADDITIONAL INFORMATION
GENERAL

        The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by Warburg and Credit Suisse. In addition to solicitation by mail, certain officers and representatives of each Fund, officers and employees of Warburg and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

        D.F. King & Co., Inc. (the "Agent") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Portfolio may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of each Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

        In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the proxy statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail to confirm his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

        If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at 1-800-848-3409. Any proxy given by a shareholder, whether in writing, by telephone or by the Internet, is revocable.



PROPOSALS OF SHAREHOLDERS

        Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to Janna Manes, Secretary of the Warburg Pincus Funds, c/o Warburg Pincus Asset Management, Inc., 466 Lexington

Avenue, New York, NY 10017, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

        No Board is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund and/or Portfolio.

                      PLEASE COMPLETE, SIGN AND RETURN THE
                   ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE
                   IS REQUIRED IF MAILED IN THE UNITED STATES.


By order of the governing Boards,



/s/ [Janna Manes signature]


Janna Manes
Secretary

                                     [PROXY]


                              WARBURG PINCUS FUNDS

                                   [FUND NAME]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                  The undersigned hereby appoints EUGENE L. PODSIADLO, JANNA MANES and STUART J. COHEN, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated on the reverse side, all the shares of the Warburg Pincus Fund named above held of record by the undersigned, or with respect to which the undersigned is entitled to vote or act, at the Special Meeting of Shareholders to be held on May 21, 1999 at 3:00 p.m., Eastern time, for the purposes referred to on the reverse side.
--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------              ------------------------------------

------------------------------              ------------------------------------

------------------------------              ------------------------------------

                                 [REVERSE SIDE]

         PLEASE MARK VOTES
         AS IN THIS EXAMPLE [ ]

------------------------------------------
         WARBURG PINCUS FUNDS
------------------------------------------

                            For  Against   Abstain
                            [ ]    [ ]       [ ]

                         1. To approve or disapprove a new investment advisory agreement for the Fund.


             VOTE THIS CARD TODAY!
      BY MAIL, BY PHONE AT 1-800-848-3409
         OR ON-LINE AT WWW.WARBURG.COM

                            For All        Withheld    For all
                            Nominees                   Except
                              [ ]             [ ]       [ ]

                         2. To elect Directors/Trustees of the Fund:

                             R.H. Francis         W.W. Priest
                             J.W. Fritz           S.N. Rappaport
                             J.E. Garten          A.M. Reichman
                             J.C. Pasman          A.B. Trowbridge


                         INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).

                            For  Against   Abstain
                            [ ]    [ ]       [ ]

                         3. To approve or disapprove a new sub-investment advisory agreement for the Fund.

                            For  Against   Abstain
                            [ ]    [ ]       [ ]

                         4. To ratify the selection of Pricewaterhouse Coopers LLP as independent accountants for the Fund for the current fiscal year.

                         Please be sure to sign and date this Proxy.

                         Date Mark box at right if comments or address change have been noted on the reverse side of this card. [ ]


------------------------  -------------------------
Shareholder sign here     Co-owner sign here             RECORD DATE SHARES:

                                                                       EXHIBIT A

                             NEW ADVISORY AGREEMENT

                                   MASTER FORM

                          INVESTMENT ADVISORY AGREEMENT


                                  June __, 1999



______________ Asset Management, Inc.
466 Lexington Avenue
New York, New York 10017-3147

Dear Sirs:

        [______________________________] Fund, Inc. (the "Fund"), [a corporation organized and existing under the laws of the State of Maryland,] [a business trust organized under the laws of the Commonwealth of Massachusetts,] herewith confirms its agreement with [___________________] Asset Management, Inc.
(the "Adviser") as follows:

        1.    INVESTMENT DESCRIPTION; APPOINTMENT

        The Fund desires to employ the capital of the Fund by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its [Articles of Incorporation,] [Agreement and Declaration of Trust,] as may be amended from time to time, and in the Fund's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of [Directors] [Trustees] of the Fund. Copies of the Fund's Prospectus and SAI have been or will be submitted to the Adviser. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

        2.    SERVICES AS INVESTMENT ADVISER

        Subject to the supervision and direction of the Board of [Directors] [Trustees] of the Fund, the Adviser will (a) act in strict conformity with the Fund's [Articles of Incorporation,] [Agreement and Declaration of Trust,] the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and SAI, (c) make investment decisions for the Fund,(1)
(d) place purchase and sale orders for securities on behalf of the Fund, (e) exercise voting rights in respect of portfolio securities and other investments for the Fund,(2) and (f) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

        Subject to the approval of the Board of [Directors] [Trustees] of the Fund and where required, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Fund and the Fund's Board of [Directors] [Trustees] and subject to the requirements of the 1940 Act.

        3.    BROKERAGE(3)

        In executing transactions for the Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Fund and/or other accounts over which the Adviser or an affiliate exercises investment discretion.



-------------

(1) In the case of Warburg Pincus Cash Reserve Fund and Warburg Pincus New
    York Tax-Exempt Fund, the Adviser will make only GENERAL investment decisions for the Fund including decisions concerning (i) the specific types of securities to be held by the Fund and the proportion of the Fund's assets that should be allocated to such investments during particular market cycles, (ii) the specific issuers whose securities will be purchased or sold by the Fund, (iii) the appropriate maturity of its portfolio investments and
    (iv) the appropriate average weighted maturity of its portfolio in light of current market conditions.

(2) These services will not be provided by the Adviser in the case of Warburg Pincus Cash Reserve Fund or Warburg Pincus New York Tax-Exempt Fund.

(3) Section 3. Brokerage will be omitted in the Investment Advisory
    Agreements for Warburg Pincus Cash Reserve Fund and Warburg Pincus New York Tax-Exempt Fund.

                                     -A-2-

        4.    INFORMATION PROVIDED TO THE FUND

        The Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

        5.    STANDARD OF CARE

        The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to shareholders of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

        6.    COMPENSATION

        In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser an annual fee calculated at an annual rate of [___%](4) of the Fund's average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or SAI.

        7.    EXPENSES

        The Adviser will bear all expenses in connection with the performance of its services under this Agreement[, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement(5)]. The Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of [Directors] [Trustees] of the Fund who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Fund;



-------------

(4) For fee rates for each Fund, see Exhibit B.

(5) Except in the case of Warburg Pincus Cash Reserve Fund and Warburg Pincus New York Tax-Exempt Fund, where the sub-advisory fees are paid to the sub-adviser directly by the respective Fund.

                                     -A-3-

Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of [Directors] [Trustees] of the Fund; and any extraordinary expenses.

        The Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and [Directors] [Trustees] of the Fund with respect to such litigation and other expenses as determined by the [Directors] [Trustees].

        8.    SERVICES TO OTHER COMPANIES OR ACCOUNTS

        The Fund understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Fund has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

        9.    TERM OF AGREEMENT

        This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of [Directors] [Trustees] of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of [Directors] [Trustees] who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of [Directors] [Trustees] of the Fund or by vote of holders of a majority of the Fund's shares, or

                                     -A-4-
upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

        10.   REPRESENTATION BY THE FUND

        The Fund represents that a copy of its [Articles of Incorporation,] [Agreement and Declaration of Trust,] dated [_________________], together with all amendments thereto, is on file in the [Department of Assessments and Taxation of the State of Maryland.] [office of the Secretary of State of the Commonwealth of Massachusetts.]

        INCLUDE THE FOLLOWING SECTION 11 ONLY FOR FUNDS THAT ARE MASSACHUSETTS BUSINESS TRUSTS

        [11.  LIMITATION OF LIABILITY

        It is expressly agreed that this Agreement was executed by or on behalf of the Fund and not by the Trustees of the Fund or its officers individually, and the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund individually, but bind only the assets and property of the Fund, as provided in the Agreement and Declaration of Trust of the Fund. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Fund and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Agreement and Declaration of Trust.]

        [11.] [12.] MISCELLANEOUS

        The Fund recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts or certain classes of its shares, as applicable, may include the name "Warburg Pincus", "Credit Suisse" or any derivation or abbreviation thereof as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Fund's shares, the Fund agrees that, at the Adviser's request, the Fund's license to use the words "Warburg Pincus", "Credit Suisse" or any derivation or abbreviation thereof will terminate and that the Fund will take all necessary action to change the name of the Fund to names not including the words "Warburg Pincus", "Credit Suisse" or any derivation or abbreviation thereof. As a condition of the Fund's license, the Fund agrees (a) not to challenge the validity of any Warburg Pincus or Credit Suisse trademarks or the ownership by Warburg, Pincus & Co. or Credit Suisse Group or their respective affiliates of any of their respective trademarks; and (b) to use the names "Warburg Pincus", "Credit Suisse" or any derivation or abbreviation thereof within commercially reasonable standards of quality.

                                     -A-5-

Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.



                                Very truly yours,

                                            [_____________] FUND, INC.



                                     By: __________________________________

                                         Name: ____________________________

                                         Title: ___________________________



Accepted:

[__________________] ASSET MANAGEMENT, INC.



By: _________________________________

   Name: ____________________________

  Title: ____________________________


                                     -A-6-

                                                                       EXHIBIT B

                            CURRENT ADVISORY FEE RATE
                               FOR EACH PORTFOLIO

                                                                     CURRENT
                                                                     ADVISORY
NAME OF PORTFOLIO                                                    FEE RATE
-----------------                                                    ---------

Warburg Pincus Balanced Fund                                             0.90%
Warburg Pincus Capital Appreciation Fund                                 0.70%
Warburg Pincus Cash Reserve Fund*                                        0.25%
Warburg Pincus Emerging Growth Fund*                                     0.90%
Warburg Pincus Emerging Markets Fund                                     1.25%
Warburg Pincus Fixed Income Fund*                                        0.50%
Warburg Pincus Global Fixed Income Fund*                                 1.00%
Warburg Pincus Global Post-Venture Capital Fund                          1.25%
Warburg Pincus Growth & Income Fund                                      0.75%
Warburg Pincus Health Sciences Fund                                      1.00%
Warburg Pincus Institutional Fund, Inc.*:
          Emerging Markets Portfolio*                                    1.00%
          International Equity Portfolio*                                0.80%
          Japan Growth Portfolio*                                        1.10%
          Post-Venture Capital Portfolio*                                1.10%
          Small Company Growth Portfolio*                                0.90%
          Small Company Value Portfolio*                                 0.90%
          Value Portfolio*                                               0.75%
Warburg Pincus Intermediate Maturity Government Fund                     0.50%
Warburg Pincus International Equity Fund                                 1.00%
Warburg Pincus International Small Company Fund                          1.10%
Warburg Pincus Japan Growth Fund                                         1.25%
Warburg Pincus Japan Small Company Fund                                  1.25%
Warburg Pincus Major Foreign Markets Fund                                1.00%
Warburg Pincus New York Intermediate Municipal Fund*                     0.40%
Warburg Pincus New York Tax Exempt Fund*                                 0.25%
Warburg Pincus Post-Venture Capital Fund                                 1.25%
Warburg Pincus Small Company Growth Fund                                 1.00%
Warburg Pincus Small Company Value Fund                                  1.00%
Warburg Pincus WorldPerks Money Market Fund                              0.40%
Warburg Pincus WorldPerks Tax Free Money Market Fund                     0.40%

                                                                     CURRENT
                                                                     ADVISORY
NAME OF PORTFOLIO                                                    FEE RATE
-----------------                                                    ---------

Warburg Pincus Trust*:
          International Equity Portfolio*                                1.00%
          Growth & Income Portfolio*                                     0.75%
          Emerging Markets Portfolio*                                    1.25%
          Post-Venture Capital Portfolio*                                1.25%
          Small Company Growth Portfolio*                                0.90%
Warburg Pincus Trust II*:
          Fixed Income Portfolio*                                        0.50%
          Global Fixed Income Portfolio*                                 1.00%
























-------------

* For this Portfolio (for a Portfolio by Portfolio vote) or Fund (for a Fund-wide vote), the holders of a majority of the shares entitled to be cast of such Fund or Portfolio shall be necessary and sufficient to constitute a quorum.

                                     -B-2-

                                                                       EXHIBIT C

                   OTHER U.S. REGISTERED INVESTMENT COMPANIES
                           ADVISED BY WARBURG OR CSAM:
                           FEES AND OTHER INFORMATION



                                            NET ASSETS              CONTRACTUAL
                                              AS OF                  ADVISORY
NAME OF FUND                               MARCH 9, 1999             FEE RATE+
-------------                              -------------            ----------

CSAM Advised Funds
------------------
Warburg Pincus International              $  703,898,808             0.800%
Growth Fund
Warburg Pincus Emerging Markets II        $   18,917,319         1.000% (0.620%)
Fund
Warburg Pincus U.S. Core Equity Fund      $   70,911,268         0.750% (0.710%)
Fund
Warburg Pincus U.S. Core Fixed            $  371,626,283         0.375% (0.250%)
Income Fund
Warburg Pincus Strategic Global           $   28,138,016         0.500% (0.240%)
Fixed Income Fund
Warburg Pincus High Yield Fund            $  141,616,190         0.700% (0.430%)
Warburg Pincus Municipal Bond Fund        $   23,920,713         0.700% (0.450%)
Warburg Pincus Global                     $    8,059,443         1.000% (0.000%)
Telecommunications Fund
Warburg Pincus Long-Short Market          $   27,183,024             1.500%
Neutral Fund
Warburg Pincus Long-Short Equity          $    1,220,497         0.100% (0.000%)
Fund
Warburg Pincus Select Economic            $   35,211,091         0.750% (0.720%)
Value Equity Fund
Warburg Pincus European Equity            $   27,225,754         1.000% (0.300%)
Fund
Warburg Pincus Central & Eastern          $            0               ++
    Europe Fund



-------------

+ Advisory fee rate after waivers and/or expense limitations, if applicable, appears in parentheses next to the contractual advisory fee rate.

++ As of March 9, 1999, shares of this Fund has not been offered or sold to the public, and this Fund has not entered into an investment advisory agreement.

                                            NET ASSETS              CONTRACTUAL
                                              AS OF                  ADVISORY
NAME OF FUND                               MARCH 9, 1999             FEE RATE
-------------                              -------------            ----------

CSAM Advised Fund*
-----------------
AUL American Series Fund, Inc. -          $    6,651,596             0.650%
    Aggressive Investor
AUL American Series Fund, Inc. -          $    6,407,227             0.650%
    Conservative Investor
AUL American Series Fund, Inc. -          $    6,967,607             0.650%
    Moderate Investor
American Odyssey Fund -                   $   84,097,618             0.425%
    Global High Yield Bond
Panorama Series Fund I: LifeSpan          $   44,502,829             0.450%
    Diversified Income
Panorama Series Fund I: LifeSpan          $   83,605,068             0.450%
    Balanced
Panorama Series Fund I: LifeSpan          $   70,164,417             0.450%
    Capital Appreciation
Frank Russell Investment Company          $  452,799,326             0.250%
    Fixed Income III Fund
Frank Russell Investment Company          $  573,143,095             0.250%
    Multistrategy Bond Fund
Centurion U.S. Equity Fund                $   56,876,293             0.100%
Centurion International Equity Fund       $   59,214,418             0.100%
Centurion U.S. Contra Fund                $   40,962,933             0.850%
SEI High Yield Bond Portfolio             $  404,605,550             0.338%
Touchstone International Equity           $   11,581,113             0.850%
    Fund A & C
Touchstone International Equity           $   33,207,057             0.850%
    Fund II
American General Annuity - Credit         $   19,878,524             0.500%
    Suisse Growth & Income Fund






-------------

* CSAM is a co-manager of these funds. Net Assets are based on total fund assets.

                                     -C-2-

                                            NET ASSETS              CONTRACTUAL
                                              AS OF                  ADVISORY
NAME OF FUND                               MARCH 9, 1999             FEE RATE
-------------                              -------------            ----------

Warburg Sub-Advised Funds
------------------------
EQ Advisors Trust - WP Small              $  145,012,684             0.500%
    Company Value Portfolio
Jefferson Pilot Variable Fund, Inc.       $   66,833,467             0.500%
    - Growth & Income Portfolio
Nationwide Separate Account Trust         $   69,665,161             0.600%
    - Nationwide Small Company Fund
North American Funds                      $    1,026,732             0.550%
    - Emerging Growth Fund
Style Select Series - Aggressive          $   55,655,781             0.370%
    Growth Portfolio
WM Trust II - International               $  147,557,297             0.500%
    Growth Fund
WM Variable Trust - International         $   59,134,216             0.500%
    Growth Fund
Variable Investors Series Trust -         $   28,412,592             0.500%
    Growth & Income Portfolio
Manufacturers Investment Trust -          $  281,630,547             0.550%
    Emerging Small Company Trust **
















-------------

** Effective April 30, 1999, Warburg will no longer serve as sub-investment adviser to this Fund.

                                     -C-3-

                                                                     EXHIBIT D-1



                    FORM OF NEW ABBOTT SUB-ADVISORY AGREEMENT

                                              June   , 1999

Abbott Capital Management, LLC
50 Rowes Wharf
Boston, MA 02110



Dear Sirs:

        [_______] Post-Venture Capital Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, and [_____________] Asset Management, Inc., as its investment adviser (the "Adviser"), herewith confirm their agreement with Abbott Capital Management, LLC (the "Sub-Adviser") as follows:

        1.    INVESTMENT DESCRIPTION; APPOINTMENT

        The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Prospectus and Statement of Additional Information, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Prospectus, SAI and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to provide the Sub-Adviser copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs the Adviser as its investment adviser. The Adviser desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

        2.    SERVICES AS SUB-ADVISER

        (a) Subject to the supervision and direction of the Adviser, the Sub-Adviser will provide investment advisory assistance and portfolio management advice to the Fund in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations and (c) the Fund's investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by the Adviser from time to time. In connection therewith, the Sub-Adviser will:

                  (i) determine whether to purchase, retain or sell interests in United States or foreign private investment vehicles that themselves invest in debt and equity securities of companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control, including buyouts ("Investments"). The Sub-Adviser is hereby authorized to execute, or place orders for the execution of, all Investments on behalf of the Fund;

                  (ii) assist the custodian and accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Prospectus and SAI, the value of any Investments for which the custodian and accounting agent seek assistance from or identify for review by the Sub-Adviser;

                  (iii) monitor the execution of orders for the purchase or sale of Investments and the settlement and clearance of those orders;

                  (iv) exercise voting rights in respect of Investments; and

                  (v) provide reports to the Fund's Board of Directors for consideration at quarterly meetings of the Board on the Investments and furnish the Adviser and the Fund's Board of Directors with such periodic and special reports as the Fund or the Adviser may reasonably request.

        (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

        3.    EXECUTION OF TRANSACTIONS

        (a) The Sub-Adviser will not effect orders for the purchase or sale of securities on behalf of the Fund through brokers or dealers as agents.

        (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and the Adviser further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the

                                     -D-2-

Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

        (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-Adviser shall provide to the Adviser and the Fund all information reasonably requested by the Adviser and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

        (d) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

        4.    DISCLOSURE REGARDING THE SUB-ADVISER

        (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's registration statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

        (b) The Sub-Adviser agrees to notify the Adviser and the Fund promptly of any (i) statement about the Sub-Adviser contained in the Fund's registration statement that becomes untrue in any material respect or (ii) omission of a material fact about the Sub-Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

        (c) Prior to the Fund or the Adviser or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser, the Sub-Adviser shall have the right to approve the general advertising or promotional plan pursuant to which such literature or material is being utilized or distributed; provided that the Sub-Adviser shall be deemed to have approved such advertising or plan if it

                                     -D-3-
has not objected to its use within ten (10) business days after such material has been sent to it. The Fund or the Adviser will use all reasonable efforts to ensure that all advertising, sales and promotional material used or distributed by or on behalf of the Fund or the Adviser that refers to the Sub-Adviser will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

        (d) The Sub-Adviser has supplied the Adviser and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply The Adviser, promptly upon preparation thereof, copies of all amendments or restatements of such document.

        5.    CERTAIN REPRESENTATIONS AND WARRANTIES OF THE SUB-ADVISER

        (a) The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

        (b) The Sub-Adviser represents that it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

         6.   COMPLIANCE

        (a) The Sub-Adviser agrees that it shall promptly notify The Adviser and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objective, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

        (b) The Adviser agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured the Adviser or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

        (c) The Fund and the Adviser shall be given access to the records of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance

                                     -D-4-
with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and the Adviser and their representatives in connection with any such monitoring efforts.

        7.    BOOKS AND RECORDS

        (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to either the Adviser or the Fund any of such records upon the request of either of them. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

        (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

        8.    PROVISION OF INFORMATION; PROPRIETARY AND CONFIDENTIAL INFORMATION

        (a) The Adviser agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

        (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, the Adviser and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

        (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, the Adviser or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or the Adviser, as applicable.

        9.    STANDARD OF CARE

        The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection

                                     -D-5-
with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or the Adviser or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and the Adviser understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

        10.   INDEMNIFICATION

        (a) The Sub-Adviser agrees to indemnify and hold harmless the Fund, the Adviser, any affiliate thereof, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") any or all of the Fund and the Adviser (all of such persons being referred to as "Fund Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Fund Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), or under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Fund which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Sub-Adviser, or any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, (ii) may be based upon a failure to comply with paragraph 5(b) of this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact about the Sub-Adviser contained in the registration statement covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact about the Sub-Adviser known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Fund or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Fund Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

        (b) The Fund agrees to indemnify and hold harmless the Sub-Adviser, any of its affiliates, and each controlling person, if any, of the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any

                                     -D-6-
and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code or under any other statute, at common law or otherwise, which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Fund or the Adviser, or any of their respective employees or representatives, or any affiliate of or any person acting on behalf of the Fund or the Adviser, (ii) may be based upon a failure by the Fund or the Adviser to comply with this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Fund and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Adviser, the Fund or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Sub-Adviser Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

        (c) A party (the "Indemnifying Person") shall not be liable under paragraphs 10(a) or 10(b) herein with respect to any claim made against any Fund Indemnified Person or Sub-Adviser Indemnified Person, as applicable (a Fund Indemnified Person and a Sub-Adviser Indemnified Person may be referred to in this paragraph 10(c) as an "Indemnified Person"), unless such Indemnified Person shall have notified the Indemnifying Person in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Indemnified Person (or after such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability which it may have to any Indemnified Person against whom such action is brought otherwise than on account of this paragraph 10. In case any such action is brought against any Indemnified Person, the Indemnifying Person will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the Indemnifying Person assumes the defense of any such action and the selection of counsel by the Indemnifying Person to represent the Indemnifying Person and the Indemnified Person would result in a conflict of interests and therefore would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the Indemnifying Person will, at its own expense, assume the defense with counsel to the Indemnifying Person and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the Indemnifying Person and to the Indemnified Person. The Indemnified Person shall bear the fees and expenses of any additional counsel

                                     -D-7-
retained by it, and the Indemnifying Person shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Indemnifying Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Indemnified Person if such compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

        11.   COMPENSATION

        In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a quarterly fee calculated at an annual rate of 1.00% of the net asset value of the Investments as of the last day of each calendar quarter. The fee for the period from the date of this Agreement to the end of the quarter during which this Agreement commenced shall be prorated according to the proportion that such period bears to the full quarterly period. Such fee shall be paid by the Adviser to the Sub-Adviser within ten (10) business days after the last day of each quarter or, upon termination of this Agreement before the end of a quarter, within ten (10) business days after the effective date of such termination. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period. For the purpose of determining fees payable to the Sub-Adviser, the value of the Investments shall be computed in the manner specified in the Prospectus or SAI. The Sub-Adviser shall have no right to obtain compensation directly from the Fund for services provided hereunder and agrees to look solely to the Adviser for payment of fees due.

        12.   EXPENSES

        (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 12(b).

        (b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Fund, the Adviser or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

                                     -D-8-

        13.   TERM OF AGREEMENT
        This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by the Adviser on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to the Adviser and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8, 9 and 10 shall remain in effect.

        14.   AMENDMENTS
        No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940
Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

        15. NOTICES
        All communications hereunder shall be given (a) if to the Sub-Adviser, to Abbott Capital Management, LLC, 1330 Avenue of the Americas, Suite 2800, New York, New York 10019 (Attention: Raymond L. Held), telephone: (212) 757-2700, telecopy: (212) 757-0835, (b) if to the Adviser, to [___________] Asset
Management, Inc., 466 Lexington Avenue, New York, New York 10017-3147 (Attention: President), telephone: (212) 878-0600, telecopy: (212) 878-9351, and
(c) if to the Fund, c/o [_________________] Asset Management, Inc., 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 878-0600, telecopy: (212) 878-9351 (Attention: President).

                                     -D-9-

        16.   CHOICE OF LAW

        This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

        17.   MISCELLANEOUS

        (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

        (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

        (c) Nothing herein shall be construed to make the Sub-Adviser an agent of the Adviser or the Fund.

        (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

        Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                  Very truly yours,
                                  [___________] ASSET MANAGEMENT, INC.
                                  By: _________________________________
                                  Name:
                                  Title:

                                  [__________] POST-VENTURE CAPITAL FUND, INC.

                                  By: _________________________________
                                  Name:
                                  Title:
ABBOTT CAPITAL MANAGEMENT, LLC

By: _______________________________
Name:
Title:

                                     -D-10-

                                                                     EXHIBIT D-2

                  FORM OF NEW BLACKROCK SUB-ADVISORY AGREEMENT



        AGREEMENT dated as of June __, 1999 between [___________] ASSET MANAGEMENT, INC., a Delaware corporation (herein called the "Investment Advisor") and BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION, a Delaware corporation (herein called the "Sub-Advisor").

        WHEREAS, the Investment Advisor is the investment advisor to [________] WORLDPERKS [_____________] FUND, INC. (herein called the "Fund"), an open-end, diversified, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

        WHEREAS, the Investment Advisor wishes to retain the Sub-Advisor to assist the Investment Advisor in providing investment advisory services to the Fund; and

        WHEREAS, the Sub-Advisor is willing to provide such services to the Investment Advisor upon the conditions and for the compensation set forth below.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

        1. APPOINTMENT. The Investment Advisor hereby appoints the Sub-Advisor its sub-advisor with respect to the Fund as provided for in the Investment Advisory Agreement between the Investment Advisor and the Fund dated as of June __, 1999 (such Agreement or the most recent successor advisory agreement between such parties is herein called the "Advisory Agreement").

        The Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

        2. DELIVERY OF DOCUMENTS. The Investment Advisor shall provide to the Sub-Advisor copies of the Fund's most recent prospectus and statement of additional information (including any supplement thereto) which relate to any class of shares representing interests in the Fund (each such prospectus and statement of additional information as presently in effect, and as they shall from time to time be amended and supplemented, is herein respectively called a "Prospectus" and a "Statement of Additional Information").

        3. SUB-ADVISORY SERVICES TO THE FUND. Subject to the supervision of the Investment Advisor, the Sub-Advisor will supervise the day-to-day operations of the Fund and perform the following services: (i) provide investment research and credit analysis concerning the Fund's investments, (ii) conduct a continual program of investment of the Fund's assets, (iii) place orders for all purchases and sales of the investments made for the Fund and (iv) maintain the books and records required in connection with its duties hereunder. In addition, the Sub-Advisor will

                                     -D-11-
keep the Investment Advisor promptly informed in writing of developments materially affecting the Fund. The Sub-Advisor will communicate to the Investment Advisor on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (iv) the CUSIP number of the security, if any, and (v) such other information as the Investment Advisor may reasonably require for purposes of fulfilling its obligations to the Fund under the Advisory Agreement. The Sub-Advisor will render to the Fund's Board of Directors such periodic and special reports as the Investment Advisor may reasonably request. The Sub-Advisor will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information.

        4. BROKERAGE. The Sub-Advisor may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. The Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, the Sub-Advisor may, subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such transaction is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance will portfolio securities be purchased from or sold to the Fund's principal distributor, the Investment Advisor, or any affiliate thereof, except to the extent permitted by an exemptive order of the Securities and Exchange Commission or by applicable law.

        5. COMPLIANCE WITH LAWS; CONFIDENTIALITY. The Sub-Advisor agrees that it will comply with all applicable rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Advisor in performance of its duties hereunder (herein called the "Rules"). The Sub-Advisor will treat confidentially and as proprietary information of the Fund all records and information relative to the Fund, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

        6. CONTROL BY THE FUND'S BOARD OF DIRECTORS. Any recommendations

                                     -D-12-
concerning the Fund's investment program proposed by the Sub-Advisor to the Fund and the Investment Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

        7. SERVICES NOT EXCLUSIVE. The Sub-Advisor's services hereunder are not deemed to be exclusive, and the Sub-Advisor shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

        8. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, the records required to be maintained by the Sub-Advisor hereunder pursuant to Rule 31a-1 and Rule 2a-7 under the 1940 Act.

         9. EXPENSES. During the term of this Agreement, the Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement. The Sub-Advisor shall not bear certain other expenses related to the operation of the Fund including, but not limited to: taxes, interest, brokerage fees and commissions and any extraordinary expense items.

        10. COMPENSATION. For the services which the Sub-Advisor will render to the Investment Advisor under this Agreement, the Investment Advisor will pay to the Sub-Advisor on the first day of each month, a fee for the previous month calculated daily, at an annual rate of .06% of the Fund's average daily net assets.

        11. LIMITATION ON LIABILITY. The Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Advisor or by the Fund in connection with the matters to which this Agreement relates, except that it shall be liable to the Investment Advisor and the Fund for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

        12. DURATION AND TERMINATION. This Agreement shall become effective with respect to the Fund upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Fund and, unless sooner terminated as provided herein, shall continue in effect with respect to the Fund for an initial two-year period commencing on the date first written above. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not interested persons of the Fund or any party to this Agreement, cast in person at a

                                     -D-13-
meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund), or by the Investment Advisor or the Sub-Advisor on sixty (60) days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

        13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Fund shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund.

        14. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                               [_________] ASSET MANAGEMENT, INC.



                               By:_________________________
                                    Title:



                               BLACKROCK INSTITUTIONAL
                               MANAGEMENT CORPORATION



                               By:_________________________
                                    Title:

                                     -D-14-

                                                                         Annex I

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

WARBURG PINCUS BALANCED FUND
Charles Schwab & Co. Inc.*                       1,251,843              47.88%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*                 346,440              13.25%
FBO Customers
Church Street Station
P.O. Box 3908
New York, NY 10008-3908

Carn & Co.                                         169,178               6.47%
FBO Whiting Swenson Employees Savings Plan
A/C# 022194-01
P.O. Box 96211
Washington DC 20090-6211

WARBURG PINCUS CAPITAL APPRECIATION FUND
Charles Schwab & Co. Inc.*                       3,291,140               8.72%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

Bank One Securities                              2,456,105               6.51%
FBO The One Investment Solution
733 Greenrest Drive
Westerville, OH 43081-4903

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

WARBURG PINCUS CASH RESERVE FUND
Fiduciary Trust Co. International*              74,795,100              18.67%
Customer Account Attn: Felyce Porr
Securities Services Group
Church Street Station
P. O. Box 3199New York, NY 10008-3199

Neuberger & Berman*                            155,967,694              38.94%
Attn: Operations Control Dept.
55 Water Street, 27th Floor
New York, NY 10041-0001

The Bank of New York*                           31,205,959               7.79%
c/o Frank Notaro
Special Processing Dept.
One Wall Street, 2nd Floor
New York, NY 10005-2501

WARBURG PINCUS EMERGING GROWTH FUND
Charles Schwab & Co. Inc.*                       6,658,989              13.26%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

Nationwide Life Insurance Company                4,976,057               9.91%
Nationwide QPVA
c/o IPO Portfolio Accounting
P. O. Box 182029
Columbus, OH 43218-2029

National Financial Services Corp.*               2,942,461               5.86%
FBO Customers
Church Street Station
P. O. Box 3908
New York, NY 10008-3908

Fidelity Investment Institutional Operations     3,716,110               7.40%
Cnt as Agent for Certain Employee
Benefit Plans
100 Magellan Way
Covington, KY 41015-1999

                                     -I-2-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

First Trust National Association                 2,781,008               5.54%
Trustee for United Healthcare Corp.
401(k) Savings Plan
Attn: Mutual Funds A/C #21740224
P.O. Box 64010
St. Paul, MN 55164-0010

Connecticut General Life Insurance. Co.*         8,053,191              16.03%
On behalf of its Separate Accounts
55G c/o Melissa Spencer M110
CIGNA Corp.
P. O. Box 2975
Hartford, CT 06104-2975

WARBURG PINCUS EMERGING MARKETS FUND
Salomon Smith Barney Inc*                        1,607,299              19.75%
Book Entry Account
Attn: Matt Maesstri
333 West 34th Street
Mutual Fund Dept., 7th Floor
New York, NY 10001-2483

Charles Schwab & Co. Inc.*                       2,395,430              29.43%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*                 888,011              10.91%
FBO Customers
Church Street Station
P. O. Box 3908
New York, NY 10008-3908

                                     -I-3-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

WARBURG PINCUS FIXED INCOME FUND
Salomon Smith Barney Inc.*                       3,966,019               9.67%
Book Entry Account
Attn: Matt Maestri
333 West 34th Street
Mutual Funds Dept., 7th Floor
New York, NY 10001-2483

Charles Schwab & Co. Inc.*                      12,802,307              31.21%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA  94104-4122

John L. Vogelstein                               2,445,914               5.96%
c/o E.M. Warburg Pincus & Co.
466 Lexington Avenue
New York, NY 10017-3140

WARBURG PINCUS GLOBAL FIXED INCOME FUND
Salomon Smith Barney Inc.*                       2,534,931              17.52%
Book Entry Account
Attn: Matt Maestri
333 West 34th Street
Mutual Funds Dept., 7th Floor
New York, NY 10001-2483

Charles Schwab & Co. Inc.*                       4,639,219              32.06%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

Donaldson Lufkin & Jenrette Securities Corp.*      784,640               5.42%
Pershing Division
Mutual Fund Balancing
1 Pershing Plaza, 14th Floor
Jersey City, NJ 07399-0001

                                     -I-4-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

National Financial Services Corp.*               1,878,333              12.98%
FBO Customers
P. O. Box 3908
New York, NY 10008-3908

Prudential Securities Inc.*                        936,489               6.47%
For exclusive benefit of customers PC
1 New York Plaza
New York, NY 10004-1901

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
Charles Schwab & Co. Inc.*                          29,865               9.12%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

Elizabeth Dater                                     20,836               6.36%
c/o E.M. Warburg Pincus & Co.
466 Lexington Avenue
New York, NY 10017-3140

Warburg Pincus Asset Management, Inc.**            104,074              31.78%
Attn: Stephen Distler
466 Lexington Avenue, 10th Floor
New York, NY 10017-3140

WARBURG PINCUS GROWTH & INCOME FUND
Charles Schwab & Co. Inc.*                      10,063,058              24.09%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*              10,028,018              24.01%
FBO Customers
Church Street Station
P. O. Box 3908
New York, NY 10008-3908

                                     -I-5-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

Connecticut General Life Insurance Co.*          4,642,187              11.11%
On behalf of its Separate Accounts
55S c/o Melissa Spencer M110
CIGNA Corp.
P. O. Box 2975
Hartford, CT 06104-2975

WARBURG PINCUS HEALTH SCIENCES FUND
Charles Schwab & Co. Inc.*                       1,234,502              25.02%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*                 727,769              14.75%
FBO Customers
Church Street Station
P. O. Box 3908
New York, NY 10008-3908

WARBURG PINCUS INSTITUTIONAL FUND, INC. -
EMERGING MARKETS PORTFOLIO
American Jewish Committee Retirement Plan           99,935              11.25%
c/o Clifford Surloff
165 East. 56th Street
New York, NY 10022-2746

David Mitchell                                     111,560              12.55%
The Taft School
110 Woodbury Road
Watertown, CT 06795-2100

The Greenwall Foundation                           148,303              16.69%
William C. Stubing
2 Park Avenue
New York, NY 10016-5675

                                     -I-6-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

Beekman Vista Inc.                                 199,067              22.40%
c/o Robert Julien
5646 Milton Street, Suite 128
Dallas, TX 75206-3929

The Juilliard School                               324,100              36.47%
60 Lincoln Center Plaza
New York, NY 10023-6588

WARBURG PINCUS INSTITUTIONAL FUND, INC.
- INTERNATIONAL EQUITY PORTFOLIO
Vanguard Fiduciary Trust Co.                     3,575,676               5.68%
Trust Agreement
FBO Compaq Computer Corporation
U/A dated 7/1/95
P.O. Box 2600 VM613
Valley Forge, PA 19482-2900

Northern Trust Co.                               3,236,601               5.14%
FBO Harnishfeger Ind
P.O. Box 92956
Chicago, IL 60675-2956

WARBURG PINCUS INSTITUTIONAL FUND, INC.
- JAPAN GROWTH PORTFOLIO
Warburg Pincus Asset Management, Inc.**            149,869              92.65%
Attn: Stephen Distler
466 Lexington Ave., 10th Floor
New York, NY 10017-3140

WARBURG PINCUS INSTITUTIONAL FUND, INC.
- POST-VENTURE CAPITAL PORTFOLIO
Warburg Pincus Asset Management, Inc.**            100,100              74.95%
Attn: Stephen Distler
466 Lexington Avenue, 10th Floor
New York, NY 10017-3140

Guarantee & Trust Co.                               12,495               9.36%
Stuart Goode IRA R/O
70 East 77th Street, Apt. 9A
New York, NY 10021-1811

                                     -I-7-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

WARBURG PINCUS INSTITUTIONAL FUND, INC.
- SMALL COMPANY GROWTH PORTFOLIO
Mac & Co.                                        1,008,085               6.45%
A/C OBRF3331022
Mutual Fund Operations
P. O. Box 3198
Pittsburgh, PA 15230-3198

National City Bank of Kentucky                     817,305               5.23%
Trustee Baptist Healthcare System
UAD 05/06/97
Attn: Trust Mutual Funds
P. O. Box 94777
Cleveland, OH 44101-4777

Northern Trust Co. Trustee                         877,715               5.61%
FBO Southern California Rock Products
A/C 22-05395
P. O. Box 92956
Chicago, IL 60675-2956

Key Trust Co., Trustee                             801,884               5.13%
FBO Thunderbird Mining
A/C 2020200-1067163
Dtd 03/01/98
P. O. Box 94871
Cleveland, OH 44101-4871

Mac & Co.                                        1,936,204              12.38%
A/C BUCF1831132
Mutual Funds Operations
P. O. Box 3198
Pittsburgh, PA 15230-3198

                                     -I-8-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

Mac & Co.                                          855,653               5.47%
A/C BUCF1731752
Mutual Funds Operations
P. O. Box 3198
Pittsburgh, PA 15230-3198

Trustees of Amherst College                      1,779,720              11.38%
Amherst College
Ms. Sharon Siegel, Treasurer Office
Box 2203 P. O. Box 5000
Amherst, MA 01002-5000

WARBURG PINCUS INSTITUTIONAL FUND, INC.
- SMALL COMPANY VALUE PORTFOLIO
Newman-Stein Profit Sharing Plan                    15,582              14.16%
c/o Mr. William Stein
902 Broadway
New York, NY 10010-6002

Delaware Charter Guarantee & Trust Co.               9,275               8.43%
FBO Charles A. Steinberg
P.O. Box 8963
Wilmington, DE 19899-8963

Guarantee & Trust Co.                               12,952              11.77%
Stuart Goode IR R/O
70 East 77th Street, Apt. 9A
New York, NY 10021-1811

Wendel & Co.                                        47,393              43.06%
c/o The Bank of New York
Mutual Fund/Reorg Dept.
Wall Street Station
P. O. Box 1066
New York, NY 10268-1066

                                     -I-9-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

WARBURG PINCUS INSTITUTIONAL FUND, INC.
- VALUE PORTFOLIO
Mandel Associated Foundations                      720,920              15.93%
1750 Euclid Avenue
Cleveland, OH 44115-2106

Foundations Investments of Ohio                    323,330               7.14%
P. O. Box 6609
Cleveland, OH 44101-1609

National Financial Services Corp.*               3,299,001              72.88%
FBO Customers
Church Street Station
P. O. Box 3908
New York, NY 10008-3908

WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND
Charles Schwab & Co. Inc.*                       2,462,580              34.98%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*                 542,307               7.70%
FBO Customers
Church Street Station
P. O. Box 3908
New York, NY 10008-3908

WARBURG PINCUS INTERNATIONAL EQUITY FUND
Charles Schwab & Co. Inc.*                      15,475,619              21.47%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*               5,605,325               7.78%
FBO Customers
Church Street Station
P. O. Box 3908
New York, NY 10008-3908

                                     -I-10-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

Connecticut General Life Insurance Co.*         15,175,186              21.05%
On behalf of its separate accounts
55F c/o Melissa Spencer M110
CIGNA Corp. P. O. Box 2975
Hartford, CT 06104-2975

WARBURG PINCUS INTERNATIONAL SMALL COMPANY FUND
Warburg Pincus Asset Management, Inc.**             50,000              23.29%
Attn: Stephen Distler
466 Lexington Avenue, 10th Floor
New York, NY 10017-3140

Charles V. Prothro                                  51,116              23.81%
2304 Midwestern Parkway, Suite 200
Wichita Falls, TX 76308-2334

WARBURG PINCUS JAPAN GROWTH FUND
Charles Schwab & Co. Inc.*                       1,688,184              31.99%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

Donaldson Lufkin & Jenrette Securities Corp.*      357,905               6.78%
Pershing Division
Mutual Fund Balancing
1 Pershing Plaza, 14th Floor
Jersey City, NJ 07399-0001

National Financial Services Corp.*               1,669,369              31.64%
FBO Customers
Church Street Station
P. O. Box 3908
New York, NY 10008-3908

Susquehanna Financial Group Inc                    294,985               5.59
401 E. City Avenue, Suite 220
Bala Cynwyd, PA 19004-1117

National Investor Services Corp.*                  269,633               5.11%
For the exclusive benefit of our customers
55 Water Street, 32nd Floor
New York, NY 10041-3299

                                     -I-11-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

WARBURG PINCUS JAPAN SMALL COMPANY FUND
Charles Schwab & Co. Inc.*                       5,847,315              36.80%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*               4,640,762              29.20%
FBO Customers
Church Street Station
P. O. Box 3908
New York, NY 10008-3908

National Investor Services Corp.*                2,180,629              13.72%
For the exclusive benefit of our customers
55 Water Street, 32nd Floor
New York, NY 10041-3299

WARBURG PINCUS MAJOR FOREIGN MARKETS FUND
Christian Childrens Fund Inc.                      247,633               5.22%
c/o D. Wayne Ball
P. O. Box 26484
2400 Emerywood Parkway
Richmond, VA 23261-6484

The Northern Trust Co. Trustee                   1,014,873              21.38%
FBO GATX Master Trust Retirement Trust
Dtd 12/19/79
500 W. Monroe St.
Chicago, IL 60661-3630

                                     -I-12-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND
Christopher W. Brody                               539,392               5.24%
c/o E.M. Warburg Pincus & Co.
466 Lexington Avenue
New York, NY 10017-3140
Charles Schwab & Co. Inc.*                       1,010,169               9.81%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

WARBURG PINCUS NEW YORK TAX EXEMPT FUND
Chase Manhattan Bank*                            9,104,103               5.17%
Client Service Dept
1 Chase Manhattan Plaza, 16th Floor
New York, NY 10005-1401

Fiduciary Trust Co. International*              60,978,500              34.66%
Customer A/C Attn: Felyce Porr
Securities Services Group
Church Street Station
P. O. Box 3199
New York, NY 10008-3199

Neuberger & Berman*                             93,636,350              53.22%
Attn: Operations Control Dept.
Steve Gallaro
55 Water Street, 27th Floor
New York, NY 10041-0001

                                     -I-13-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

WARBURG PINCUS POST-VENTURE CAPITAL FUND
Charles Schwab & Co. Inc.*                         919,759              27.11%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

National Financial Services Corp.*                 430,220              12.68%
FBO Customers
Church Street Station
P. O. Box 3908
New York, NY 10008-3908

WARBURG PINCUS SMALL COMPANY GROWTH FUND
1991 Trust #1                                       27,844               6.32%
Edwin Gustafson Jr., Trustee
c/o Warburg Pincus Asset Management, Inc.
466 Lexington Avenue
New York, NY 10017-3140

1991 Trust #2                                       27,844               6.32%
Edwin Gustafson Jr., Trustee
c/o Warburg Pincus Asset Management, Inc.
466 Lexington Avenue
New York, NY 10017-3140

Charles Schwab & Co. Inc.*                          88,068              20.01%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

The Wooden Nickel Foundation**                      52,751              11.98%
c/o E.M. Warburg Pincus & Co.
466 Lexington Avenue
New York, NY 10017-3140

                                     -I-14-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

National Financial Services Corp.*                  40,705               9.25%
FBO Customers
Church Street Station
P. O. Box 3908
New York, NY 10008-3908

WARBURG PINCUS SMALL COMPANY VALUE FUND
Charles Schwab & Co. Inc.*                         971,109              26.67%
Special Custody Account for
the Exclusive Benefit of Customers
Attn: Mutual Funds Department
101 Montgomery Street
San Francisco, CA 94104-4122

Donaldson Lufkin & Jenrette Securities Corp.*      214,882               5.90%
Pershing Division
Mutual Fund Balancing
1 Pershing Plaza, 14th Floor
Jersey City, NJ 07399-0001

National Financial Services Corp.*                 559,779              15.37%
FBO Customers
Church Street Station
P. O. Box 3908
New York, NY 10008-3908

Wendel & Co. A/C 828274                            186,159               5.11%
c/o The Bank of New York
Attn: Mutual Fund/ Reorg Dept.
Wall Street Station
P. O. Box 1066
New York, NY 10268-1066

                                     -I-15-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

WARBURG PINCUS TRUST - EMERGING MARKETS PORTFOLIO
Warburg Pincus Asset Management, Inc.**            100,000              25.65%
Attn: Stephen Distler
466 Lexington Avenue, 10th Floor
New York, NY 10017-3140

Sun Life of Canada (US)                             30,845               7.91%
c/o Retirement Products &
  Services Accounting Control
P. O. Box 9134
Boston, MA 02117-9134

The Travelers SEP Account                           86,436              22.17%
ABD2 for variable annuities of the
  Travelers Insurance Co.
1 Tower Square
Hartford, CT 06183-0002

The Travelers SEP Account                           30,080               7.72%
ABD for Variable Annuities of the
  Travelers Insurance Co.
1 Tower Square
Hartford, CT 06183-0002

The Travelers SEP Account                          120,199              30.83%
TM2 for Variable Annuities of the
  Travelers Insurance Co.
1 Tower Square
Hartford, CT 06183-0002

                                     -I-16-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

WARBURG PINCUS TRUST - GROWTH & INCOME PORTFOLIO
Nationwide Life Insurance Company                   75,064               5.40%
NWVLI - 4
c/o IPO Portfolio Accounting
P. O. Box 182029
Columbus, OH 43218-2029

Nationwide Life Insurance Company                1,258,741              90.60%
NWVA - 9
c/o IPO Portfolio Accounting
P. O. Box 182029
Columbus, OH 43218-2029

WARBURG PINCUS TRUST - INTERNATIONAL EQUITY PORTFOLIO
Nationwide Life Insurance Company               19,111,647              58.16%
Nationwide Variable Account II
c/o IPO Portfolio Accounting
P. O. Box 182029
Columbus, OH 43218-2029

Equitable Life Insurance Co. of Iowa             3,742,221              11.39%
Separate Account A
Danelle Knopf
909 Locust St.
Des Moines, IA 50309-2803

Golden American Life                             6,487,792              19.74%
Separate Account B
1001 Jefferson St., Suite 400
Wilmington, DE 19801-1493

                                     -I-17-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

WARBURG PINCUS TRUST - POST-VENTURE CAPITAL PORTFOLIO
Nationwide Life Insurance Company                1,812,513              35.03%
Nationwide Variable Account II
c/o IPO Portfolio Accounting
P. O. Box 182029
Columbus, OH 43218-2029

Pruco Life Flexible Premium                      1,806,833              34.92%
  Variable Annuity Account
213 Washington St., 7th Floor
Newark, NJ 07102-2917
Nationwide Life Insurance Company                  594,944              11.50%
NWVA-9
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Fidelity Investments Life Insurance Company        514,316               9.94%
Attn: Sean Locke
82 Devonshire St. #R25B
Boston, MA 02109-3605

WARBURG PINCUS TRUST - SMALL COMPANY GROWTH PORTFOLIO
Nationwide Life Insurance Company               18,030,581              40.86%
Nationwide Variable Account II
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

IDS Life Insurance Company                      21,249,876              48.16
c/o American Express Financial Advisors
Attn: Flex Variable Annuity T11-125
IDS Tower 10
Minneapolis, MN 55440

                                     -I-18-

                                                                  PERCENTAGE
                                                                 OWNERSHIP OF
NAME AND ADDRESS                                SHARES HELD   OUTSTANDING SHARES
-----------------                               -----------   ------------------

WARBURG PINCUS TRUST II - FIXED INCOME PORTFOLIO
Warburg Pincus Asset Management, Inc.**             62,760              22.55%
Attn: Stephen Distler
466 Lexington Avenue, 10th Floor
New York, NY 10017-3140

United Life & Annuity                              215,493              77.44%
Separate Account One
c/o Marketing One, Inc.
Attn: Ron Hyde
851 SW Sixth Avenue
Portland, OR 97204

WARBURG PINCUS TRUST II - GLOBAL FIXED INCOME PORTFOLIO
Warburg Pincus Asset Management, Inc.**            181,159             100.00%
Attn: Stephen Distler
466 Lexington Ave., 10th Floor
New York, NY 10017-3140

WARBURG PINCUS WORLDPERKS MONEY MARKET FUND
Louis Bluver                                     1,522,948              12.40%
1901 Walnut Street, Apt. 1901
Philadelphia, PA 19103-4645

WARBURG PINCUS WORLDPERKS TAX FREE MONEY MARKET FUND
Credit Suisse Asset Management Fund              6,070,597              55.04%
  Holding (Luxembourg) S.A.***
5 Rue Jean Monnet
B P 369
L-2013 Luxembourg











-------------

* The Portfolio believes this entity, the holder of record of these shares, is not the beneficial owner of such shares.

** Warburg will vote its shares of this Portfolio in the same proportion as the votes received by the Portfolio from other shareholders of this Portfolio.

*** Credit Suisse Asset Management Fund Holding (Luxembourg) S.A. will vote its shares of this Portfolio in the same proportion as the votes received by the Portfolio from other shareholders of this Portfolio.

                                     -I-19-

                                                              March 25, 1999

[Client Name]
[Client Organization]
[Client Address]




Re:      PROXY STATEMENT

Dear [Client]:

As you know, Warburg, Pincus & Co. and Credit Suisse Group recently announced an agreement for Credit Suisse Group to acquire Warburg Pincus Asset Management, Inc. and combine it with its U.S. subsidiary, Credit Suisse Asset Management, New York. We believe that this combination will enhance the depth and range of our investment capabilities and customized service. The senior professionals of Warburg Pincus Asset Management will join the new firm with a continued commitment to delivering the best possible investment products and service.

As a result of this transaction, it is necessary for the shareholders of record on March 9, 1999 of the funds for which Warburg Pincus acts as an investment advisor to approve a new investment advisory agreement. Shareholders are also being asked to approve certain other matters. The board members of your Fund believe that each proposal set forth in the Notice of Meeting is important and recommend that you vote FOR all the proposals.

Proxy statements have been sent to all shareholders to the registration contact and address as designated. Detailed materials included with the proxy statement describe all the proposals and the methods available to vote on them. It would be appreciated if you would see that your shares are voted on in a timely fashion.

Thank you for your consideration in this matter. We greatly appreciate our relationship with you. Please call me at [phone #] with any questions about this proxy statement or the pending transaction.

Sincerely,



[Client Contact]
[Title]